Alternative Loan Trust 2006-OA6

                                Final Term Sheet

                             [LOGO] Countrywide(R)

                          $1,034,375,100 (Approximate)

                                   CWALT, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Sponsor and Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS

               Mortgage Pass-Through Certificates, Series 2006-OA6

              Distributions payable monthly, beginning May 25, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:

-----------------------------------------------------------------------------------------------------------------
                        Initial Class                                          Initial Class
                         Certificate                                            Certificate
                       Balance/Initial       Pass-Through                     Balance/Initial        Pass-Through
                     Notional Amount(1)         Rate(2)                      Notional Amount(1)         Rate(2)
-----------------------------------------------------------------------------------------------------------------
Class 1A-1A              $185,106,000          Floating      Class A-R           $       100           Variable
-----------------------------------------------------------------------------------------------------------------
Class 1A-1B              $ 46,276,000          Floating      Class M-1           $33,905,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-2               $408,635,000          Floating      Class M-2           $14,605,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-3               $170,263,000          Floating      Class M-3           $ 6,781,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-4A              $ 51,079,000          Floating      Class M-4           $14,083,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-4B              $ 24,601,000          Floating      Class M-5           $ 7,302,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-4C              $ 10,916,000          Floating      Class M-6           $ 5,216,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 1A-4D              $ 15,564,000          Floating      Class M-7           $ 5,737,000           Floating
-----------------------------------------------------------------------------------------------------------------
Class 2-A                $ 34,306,000          Variable
-----------------------------------------------------------------------------------------------------------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based and their initial ratings, are listed in the tables on page 6.

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                                     Summary

Issuing Entity

Alternative Loan Trust 2006-OA6, a common law trust formed under the laws of the State of New York.

Depositor

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See "The Depositor" in the prospectus.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Originators

The sponsor originated approximately 85.18% and 100.00% of the mortgage loans in loan group 1 and loan group 2, respectively. Additionally, approximately 12.97% of the mortgage loans in loan group 1 were originated by MortgageIT, Inc. The remainder of the mortgage loans in each loan group were originated by various other originators, which, individually, originated less than 10% of the mortgage loans in each loan group.

Master Servicer

Countrywide Home Loans Servicing LP

Trustee

The Bank of New York

The NIM Insurer

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of April 1, 2006 and the origination date for that mortgage loan (referred to as the "cut-off date").

Closing Date

On or about May 17, 2006.

The Mortgage Loans

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be

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delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $1,043,247,104, approximately $1,005,444,164 of which are group 1 mortgage loans and approximately $37,802,940 of which are group 2 mortgage loans.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance   $1,005,444,164

Number of Mortgage Loans              2,583

Average Current Principal Balance     $389,254

Range of Current Principal Balances   $28,800 to
                                      $2,000,000

Weighted Average Mortgage Rate less
   lender paid mortgage insurance     4.044%

Weighted Average Mortgage Rate        4.064%

Range of Mortgage Rates               1.000% to 8.875%

Weighted Average Minimum Mortgage
   Rate                               3.350%

Weighted Average Maximum Mortgage
   Rate                               9.958%

Weighted Average Original
   Loan-to-Value Ratio                72.86%

Percentage of Mortgage Loans with
   Original Loan-to-Value Ratios
   Greater than 80%                   5.87%

Geographic Concentrations in excess
   of 10%:

     California                       42.97%

     Florida                          18.71%

Weighted Average Original Term to
   Stated Maturity                    377 months

Weighted Average Remaining Term to
   Stated Maturity                    377 months

Percentage of Mortgage Loans with
   Prepayment Charges                 80.13%

Minimum FICO Score                    502

Maximum FICO Score                    820

Weighted Average FICO Score           695

Number of Mortgage Loans with
   Unknown FICO Score                 33

Percentage of Mortgage Loans with
   Unknown FICO Score                 1.08%

Weighted Average Gross Margin         3.350%

Maximum Negative Amortization:

   110%                               2.93%

   115%                               97.07%

Weighted Average Maximum Negative
   Amortization                       114.85%

Weighted Average Initial Payment
   Adjustment Date                    April 2007

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance   $37,802,940

Number of Mortgage Loans              106

Average Current Principal Balance     $356,632

Range of Current Principal Balances   $59,377 to
                                      $1,103,336

Weighted Average Mortgage Rate less
   lender paid mortgage insurance     7.074%

Weighted Average Mortgage Rate        7.077%

Range of Mortgage Rates               5.500% to 7.875%

Weighted Average Minimum Mortgage
   Rate                               3.765%

Weighted Average Maximum Mortgage
   Rate                               9.961%

Weighted Average Original
   Loan-to-Value Ratio                73.04%

Percentage of Mortgage Loans with
   Original Loan-to-Value Ratios
   Greater than 80%                   6.19%

Geographic Concentrations in excess
   of 10%:

   California                         40.80%

Weighted Average Original Term to
   Stated Maturity                    360 months

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Weighted Average Remaining Term to
   Stated Maturity                    351 months

Percentage of Mortgage Loans with
   Prepayment Charges                 9.84%

Minimum FICO Score                    535

Maximum FICO Score                    810

Weighted Average FICO Score           713

Number of Mortgage Loans with
   Unknown FICO Score                 0

Percentage of Mortgage Loans with
   Unknown FICO Score                 0.00%

Weighted Average Gross Margin         3.765%

Maximum Negative Amortization:

   110%                               1.50%

   115%                               98.50%

Weighted Average Maximum Negative
   Amortization                       114.93%

Weighted Average Initial Payment
   Adjustment Date                    August 2006

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Description of the Certificates

The issuing entity will issue nineteen classes of certificates, seventeen of which are offered by this free writing prospectus:

                                                                                            Initial
                                    Initial                                                  Rating       Initial
                               Class Certificate                                           (Moody's)   Rating (S&P)
       Class                      Balance (1)                       Type                      (2)           (2)
-----------------------------  -----------------   --------------------------------------  ---------   ------------
Offered Certificates
Class 1A-1A                       $185,106,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                                Super Senior

Class 1A-1B                        $46,276,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                                  Support

Class 1A-2                        $408,635,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                                Super Senior

Class 1A-3                        $170,263,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                            Super Senior/Support

Class 1A-4A                        $51,079,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                                  Support

Class 1A-4B                        $24,601,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                             Support/Sequential

Class 1A-4C                        $10,916,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                             Support/Sequential

Class 1A-4D                        $15,564,000       Senior/Floating Pass-Through Rate/       Aaa           AAA
                                                             Support/Sequential

Class 2-A                          $34,306,000       Senior/Variable Pass-Through Rate        Aaa           AAA

Class A-R                                 $100       Senior/Variable Pass-Through Rate/       Aaa           AAA
                                                                  Residual

Class M-1                          $33,905,000     Subordinate/Floating Pass-Through Rate     Aa1           AA+

Class M-2                          $14,605,000     Subordinate/Floating Pass-Through Rate     Aa1           AA

Class M-3                           $6,781,000     Subordinate/Floating Pass-Through Rate     Aa2           AA-

Class M-4                          $14,083,000     Subordinate/Floating Pass-Through Rate      A1           A+

Class M-5                           $7,302,000     Subordinate/Floating Pass-Through Rate      A3           A-

Class M-6                           $5,216,000     Subordinate/Floating Pass-Through Rate     Baa1         BBB+

Class M-7                           $5,737,000     Subordinate/Floating Pass-Through Rate     Baa3         BBB-

Non-Offered Certificates (3)

Class C                                N/A                         Residual                    NR           NR

Class P (4)                               $100               Prepayment Charges                NR           NR

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

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(3)   The Class C and Class P are not offered by this free writing prospectus.
      Any information contained in this free writing prospectus with respect to the Class C and Class P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1 and loan group 2. The Class P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1 and loan group 2 that require payment of a prepayment charge. The Class P Certificates will not bear interest.

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The certificates will also have the following characteristics:

                                    Pass-Through Rate      Pass-Through Rate
                         Related      On and Before             After                                          Interest
                          Loan          Optional               Optional                                        Accrual
    Class                 Group    Termination Date (1)   Termination Date (1)       Accrual Period           Convention
------------            ---------  --------------------   --------------------      ------------------      --------------
Offered
Certificates
Class 1A-1A                 1          LIBOR + 0.210%        LIBOR + 0.420%                (2)              Actual/360 (3)
Class 1A-1B                 1          LIBOR + 0.310%        LIBOR + 0.620%                (2)              Actual/360 (3)
Class 1A-2                  1          LIBOR + 0.210%        LIBOR + 0.420%                (2)              Actual/360 (3)
Class 1A-3                  1          LIBOR + 0.270%        LIBOR + 0.540%                (2)              Actual/360 (3)
Class 1A-4A                 1          LIBOR + 0.310%        LIBOR + 0.620%                (2)              Actual/360 (3)
Class 1A-4B                 1          LIBOR + 0.160%        LIBOR + 0.320%                (2)              Actual/360 (3)
Class 1A-4C                 1          LIBOR + 0.260%        LIBOR + 0.520%                (2)              Actual/360 (3)
Class 1A-4D                 1          LIBOR + 0.380%        LIBOR + 0.760%                (2)              Actual/360 (3)
Class 2-A                   2               (4)                   (4)               calendar month(5)         30/360(6)
Class A-R                   1               (7)                   (7)               calendar month(5)         30/360(6)
Class M-1                1 and 2       LIBOR + 0.360%        LIBOR + 0.540%                (2)              Actual/360 (3)
Class M-2                1 and 2       LIBOR + 0.380%        LIBOR + 0.570%                (2)              Actual/360 (3)
Class M-3                1 and 2       LIBOR + 0.400%        LIBOR + 0.600%                (2)              Actual/360 (3)
Class M-4                1 and 2       LIBOR + 0.500%        LIBOR + 0.750%                (2)              Actual/360 (3)
Class M-5                1 and 2       LIBOR + 0.600%        LIBOR + 0.900%                (2)              Actual/360 (3)
Class M-6                1 and 2       LIBOR + 1.380%        LIBOR + 2.070%                (2)              Actual/360 (3)
Class M-7                1 and 2       LIBOR + 2.000%        LIBOR + 3.000%                (2)              Actual/360 (3)

Non-Offered
Certificates
Class C                  1 and 2            N/A                   N/A                      N/A                   N/A
Class P                  1 and 2            N/A                   N/A                      N/A                   N/A

----------
(1) The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." If on any distribution date, the pass-through rate for a class of LIBOR Certificates is based on the applicable interest rate cap, the holders of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) to the extent described in the free writing prospectus under "Description of the Certificates - Overcollateralization Provisions."

(2) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(4) The pass-through rate on the Class 2-A Certificates for the accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(5) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(7) The pass-through rate for the Class A-R Certificates for the accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

       Designation                Classes of Certificates
--------------------------     -----------------------------
   Senior Certificates          Group 1 Senior Certificates
                                    and Group 2 Senior
                                       Certificates

     Group 1 Senior             Class 1A-1A, Class 1A-1B,
      Certificates               Class 1A-2, Class 1A-3,
                                Class 1A-4A, Class 1A-4B,
                                 Class 1A-4C, Class 1A-4D
                                and Class A-R Certificates

     Group 2 Senior               Class 2-A Certificates
      Certificates

Subordinated Certificates          Class M-1, Class M-2,
                                   Class M-3, Class M-4,
                                 Class M-5, Class M-6 and
                                  Class M-7 Certificates

   LIBOR Certificates           Group 1 Senior Certificates
                               and Subordinated Certificates

  Offered Certificates            Senior Certificates and
                                 Subordinated Certificates

  Private Certificates              Class P and Class C
                                       Certificates

Record Date

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class 2-A and Class A-R Certificates:

The last business day of the month preceding the month of the distribution date, or in the case of the first distribution date, the closing date.

Denominations

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

Beginning on May 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

Last Scheduled Distribution Date

The last scheduled distribution date for the offered certificates is the distribution date in July 2046. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 6.

On each distribution date, to the extent funds are available from the related loan group or loan groups, each class of interest-bearing certificates will be entitled to receive:

o the interest that has accrued at the related pass-through rate during the related accrual period

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on the class certificate balance of that class of certificates immediately prior to that distribution date,

o     interest carry forward amount, and

o     any net rate carryover due and any accrued interest on this amount,

minus,

o any net deferred interest allocated to that class of certificates on that distribution date.

Net Deferred Interest

For any distribution date, the amount of the net deferred interest that will be allocated to the classes of certificates will equal the excess, if any, of:

o the interest deferred on the mortgage loans from the previous due date to the due date related to that distribution date over

o the amount of principal prepayments and subsequent recoveries received on the mortgage loans during the prepayment period and due period related to that distribution date (this amount is referred to as the "net deferred interest").

For any distribution date, the net deferred interest on the mortgage loans will be allocated to the certificates in an amount equal to the excess, if any, of:

o the amount of interest accrued on the class of certificates at its pass-through rate during the accrual period related to that distribution date, over

o the amount of current interest that would have accrued had the pass-through rate for that class of certificates equaled the related adjusted cap rate for that distribution date.

The net deferred interest allocated to a class of certificates will be added as principal to the outstanding class certificate balance of such class of certificates.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o subsequent recoveries with respect to the mortgage loans in that loan group;

o partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

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o     any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the master servicing fee and additional servicing compensation (as described in this free writing prospectus under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" and "Description of the Certificates--Priority of Distributions Among Certificates") due to the master servicer;

o     the portion of the trustee fee due to the trustee;

o     lender paid mortgage insurance premiums, if any;

o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

o all prepayment charges (which are distributable only to the Class P Certificates); and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates--Priority of Distributions Among Certificates".

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

See "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" and "Description of the Certificates--Priority of Distributions Among Certificates".

Priority of Distributions; Distributions of Interest

In general, on any distribution date, the interest funds for both loan groups will be distributed in the following order:

o concurrently, (a) from the interest funds for loan group 1, concurrently, to each class of group 1 senior certificates, current interest and interest carry forward amounts, pro rata based on their respective entitlements and (b) from the interest funds for loan group 2, to the Class 2-A Certificates, current interest and interest carry forward amount;

o sequentially, in order of their distribution priorities, to each class of subordinated certificates, current interest for each such class; and

o any remaining interest funds from both loan groups, as part of the excess cashflow.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Priority of Distributions; Distributions of Principal

Effect of the Stepdown Date if a Trigger Event is not in Effect

On any distribution date on or after the stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the senior classes of certificates until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinated certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates for that distribution date. These amounts are described in more detail under "Description of the Certificates -- Distributions -- Distributions of Principal Distribution Amount for Loan Group 1" and "-- Distributions of Principal Distribution Amount for Loan Group 2" in this free writing prospectus.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates, until the senior certificates are paid in full, before any distributions of principal are made on the subordinated certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

o the distribution date on which the aggregate class certificate balance of the senior certificates is reduced to zero; and

o the later of: (a) the May 2009 distribution date and (b) the first distribution date on which the aggregate class certificate balance of the senior certificates (after calculating anticipated distributions on such distribution date) is less than or equal to (1) prior to the distribution date in May 2012, approximately 76.876% of the aggregate stated principal balance of the mortgage loans and (2) on or after the distribution date in May 2012, approximately 81.501% of the aggregate stated principal balance of the mortgage loans.

On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount from both loan groups will be distributed in the following order:

o     concurrently:

      (1) from the principal distribution amount for loan group 1, in the following order of priority:

            (i) to the group 1 senior certificates as described under "Priority of Payments; Distributions of Principal to the Group 1 Senior Certificates" below, until their respective class certificate balances are reduced to zero; and

            (ii) to the Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as described below), until its class certificate balance is reduced to zero; and

      (2) from the principal distribution amount for loan group 2 in the following order of priority:

            (i) to the Class 2-A Certificates, until its class certificate balance is reduced to zero; and

            (ii) to the group 1 senior certificates (after the distribution of the principal distribution amount from loan group 1 as described above) as described under "Priority of Payments; Distributions of Principal to the Group 1 Senior Certificates" below, until their respective class certificate balances are reduced to zero;

o from the remaining principal distribution amount from both loan groups, sequentially, in order of their distribution priorities, to each class of subordinated certificates, until their respective class certificate balances are reduced to zero; and

o any remaining principal distribution amount from both loan groups, as part of the excess cashflow.

On any distribution date on or after the stepdown date and so long as a trigger event is not in effect, the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

principal distribution amount from both loan groups will be distributed in the following order:

o     concurrently:

      (1) from the principal distribution amount for loan group 1, in an amount up to the group 1 principal distribution amount, in the following order of priority:

            (i) to the group 1 senior certificates as described under "Priority of Payments; Distributions of Principal to the Group 1 Senior Certificates" below, until their respective class certificate balances are reduced to zero; and

            (ii) to the Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as described in clause (2)(i) below) until its class certificate balance is reduced to zero; and

      (2) from the principal distribution amount for loan group 2, in an amount up to the group 2 principal distribution amount, in the following order of priority:

            (i) to the Class 2-A Certificates, until its class certificate balance is reduced to zero; and

            (ii) to the group 1 senior certificates (after the distribution of the principal distribution amount from loan group 1 as described in clause (1)(i) above), as described under "Priority of Payments; Distributions of Principal to the Group 1 Senior Certificates" below, until their respective class certificate balances are reduced to zero; and

o from the remaining principal distribution amount from both loan groups, sequentially, in order of their distribution priorities, to each class of subordinated certificates, the subordinated class principal distribution target amount for each such class, until their respective class certificate balances are reduced to zero; and

o any remaining principal distribution amount from both loan groups, as part of the excess cashflow.

Priority of Payments; Distributions of Principal to the Group 1 Senior Certificates

On any distribution date when distributions of principal are made to the group 1 senior certificates, the distributions will be distributed in the following order of priority:

o to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

o concurrently and on a pro rata basis based on (1) the aggregate class certificate balance of the Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3 and Class 1A-4A Certificates and (2) the aggregate class certificate balance of the Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates,

      (1) concurrently, to the Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3 and Class 1A-4A Certificates, pro rata, until their respective class certificate balances are reduced to zero, and

      (2) sequentially, to the Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates, in that order, in each case until their respective class certificate balances are reduced to zero.

Allocation of Realized Losses

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the senior certificates. Realized losses on the mortgage loans in a loan group will be allocated in the following order of priority:

o to the subordinated certificates in the reverse order of their distribution priority, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

o to the related classes of senior certificates, pro rata, until their respective class certificate balances are reduced to zero; provided, however, that any realized losses otherwise allocated to

      o the Class 1A-1A Certificates will be allocated to the Class 1A-1B Certificates, until its class certificate balance is reduced to zero, and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o the Class 1A-2 and Class 1A-3 Certificates will be allocated concurrently to the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates on a pro rata basis based on their class certificate balances until their respective class certificate balances are reduced to zero, and thereafter, any realized losses otherwise allocated to the Class 1A-2 Certificates will be allocated to the Class 1A-3 Certificates, until its class certificate balance is reduced to zero.

Credit Enhancement

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates by approximately $8,872,104, which is approximately 0.85% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

The mortgage loans are expected to generate more interest than is needed to pay interest on the interest-bearing classes of certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the interest-bearing classes of certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any). The required level of overcollateralization may change over time.

Excess Cashflow

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest distributions have been made and after the principal funds have been distributed.

On any distribution date, the excess cashflow (if any) will be distributed in the following order:

o to the classes of certificates that are entitled to receive principal on that distribution date to the extent necessary to restore or maintain the required level of overcollateralization;

o concurrently, to the classes of senior certificates, pro rata based on the unpaid realized loss amount for each such class, in an amount equal to the unpaid realized loss amount for each such class; provided, however, that any amounts allocable to:

      o the Class 1A-1B Certificates will be allocated first to the Class 1A-1A Certificates up to the unpaid realized loss amount for such class and then to the Class 1A-1B Certificates,

      o the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates will be allocated first to the Class 1A-2 Certificates up to the unpaid realized loss amount for such class, second to the Class 1A-3 Certificates up to the unpaid realized loss amount for such class and then concurrently to the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates on a pro rata basis based on their class certificate balances, and

      o the Class 1A-3 Certificates will be allocated first to the Class 1A-2 Certificates up to the unpaid realized loss amount for such class and then to the Class 1A-3 Certificates;

o sequentially, in order of their distribution priorities, to each class of subordinated certificates, in each case first in an amount equal to any interest carry forward amount and then in an amount equal to the unpaid realized loss amount for each such class;

o concurrently, to each class of certificates, pro rata based on their respective class certificate balances to the extent needed to pay any unpaid net rate carryover for each such class; and then any excess cashflow remaining will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      distributed to each class of certificates with respect to which there remains any unpaid net rate carryover, pro rata, based on the amount of such remaining unpaid net rate carryover; and

o to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.

Subordination

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Once the protection provided by excess cashflow and overcollateralization is exhausted, subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under "--Allocation of Realized Losses."

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute a replacement mortgage loan for, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

Tax Status

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The LIBOR Certificates will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class M-1, Class M-2 and Class M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

--------------------------------------------------------------------------------

                                 MORTGAGE LOANS

                                  Loan Program

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Program                      Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Eleventh District COFI ........     106      $   37,802,940     3.62%     356,632       7.077           351        713       73.0
One-Month LIBOR ...............      21           5,137,869     0.49      244,660       7.184           353        732       79.3
One-Year MTA ..................   2,562       1,000,306,295    95.88      390,440       4.048           377        695       72.8
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                          Current Principal Balances(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
Range of                          Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
Current Mortgage                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Loan Principal                   Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                      Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50,000.00 ..............       4      $      154,303     0.01%       38,576      5.685           391        654       59.6
50,000.01 - 100,000.00 ........      75           6,113,303     0.59        81,511      5.229           364        690       65.9
100,000.01 - 150,000.00 .......     222          28,298,531     2.71       127,471      5.416           368        688       73.5
150,000.01 - 200,000.00 .......     308          54,390,068     5.21       176,591      5.195           374        687       74.9
200,000.01 - 250,000.00 .......     344          77,321,186     7.41       224,771      4.941           373        690       74.3
250,000.01 - 300,000.00 .......     292          80,531,847     7.72       275,794      4.501           372        686       75.1
300,000.01 - 350,000.00 .......     280          90,838,845     8.71       324,424      4.381           376        686       74.3
350,000.01 - 400,000.00 .......     221          83,519,706     8.01       377,917      4.179           374        686       74.9
400,000.01 - 450,000.00 .......     157          66,995,866     6.42       426,725      3.733           383        701       75.0
450,000.01 - 500,000.00 .......     172          81,946,331     7.85       476,432      3.796           377        695       74.2
500,000.01 - 550,000.00 .......     129          67,840,692     6.50       525,897      3.514           373        708       75.0
550,000.01 - 600,000.00 .......     100          57,741,163     5.53       577,412      3.456           380        700       75.2
600,000.01 - 650,000.00 .......      90          56,868,660     5.45       631,874      3.541           375        700       73.8
650,000.01 - 700,000.00 .......      45          30,588,509     2.93       679,745      3.469           373        715       68.5
700,000.01 - 750,000.00 .......      34          24,814,939     2.38       729,851      4.290           369        701       73.0
750,000.01 - 1,000,000.00 .....     124         109,375,903    10.48       882,064      3.859           388        697       69.4
1,000,000.01 - 1,500,000.00 ...      67          82,117,383     7.87     1,225,633      4.506           368        705       66.2
1,500,000.01 - 2,000,000.00 ...      25          43,789,870     4.20     1,751,595      4.296           373        702       68.2
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $387,968.

                           Original Principal Balances

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
Range of                            of         Principal       % of       Balance       Current      Term to       FICO      Value
Original Principal               Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                      Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50,000.00 ..............       3      $      104,422     0.01%       34,807      4.878           407        668       75.6
50,000.01 - 100,000.00 ........      76           6,163,185     0.59        81,095      5.247           364        690       65.6
100,000.01 - 150,000.00 .......     221          28,148,547     2.70       127,369      5.409           368        688       73.5
150,000.01 - 200,000.00 .......     315          55,745,599     5.34       176,970      5.237           373        687       74.8
200,000.01 - 250,000.00 .......     345          77,873,206     7.46       225,719      4.961           373        690       74.1
250,000.01 - 300,000.00 .......     288          79,682,915     7.64       276,677      4.490           372        687       74.9
300,000.01 - 350,000.00 .......     278          90,282,699     8.65       324,758      4.348           376        685       74.6
350,000.01 - 400,000.00 .......     224          84,797,094     8.13       378,558      4.255           374        686       75.0
400,000.01 - 450,000.00 .......     153          65,442,735     6.27       427,730      3.644           383        701       74.8
450,000.01 - 500,000.00 .......     176          83,890,500     8.04       476,651      3.841           377        694       74.2
500,000.01 - 550,000.00 .......     126          66,378,111     6.36       526,810      3.448           373        711       74.9
550,000.01 - 600,000.00 .......      99          57,182,829     5.48       577,604      3.414           380        699       75.4
600,000.01 - 650,000.00 .......      93          58,821,751     5.64       632,492      3.662           376        701       73.6
650,000.01 - 700,000.00 .......      43          29,346,519     2.81       682,477      3.320           370        714       68.9
700,000.01 - 750,000.00 .......      36          26,369,189     2.53       732,477      4.454           368        702       72.9
750,000.01 - 1,000,000.00  ....     130         116,148,050    11.13       893,447      4.046           386        698       68.7
1,000,000.01 - 1,500,000.00 ...      60          76,085,797     7.29     1,268,097      4.296           371        702       66.5
1,500,000.01 - 2,000,000.00 ...      23          40,783,956     3.91     1,773,215      4.097           370        706       69.0
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
State                             Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Alaska ........................       7      $    1,904,721     0.18%     272,103       7.172           357        679       75.0
Alabama .......................       5           1,208,975     0.12      241,795       6.657           356        710       80.0
Arkansas ......................       1             168,000     0.02      168,000       3.250           480        687       80.0
Arizona .......................     102          35,835,000     3.43      351,324       4.495           378        690       72.8
California ....................     955         447,503,943    42.90      468,591       3.092           382        698       71.6
Colorado ......................      33          13,753,767     1.32      416,781       5.279           367        702       71.9
Connecticut ...................      18           6,288,296     0.60      349,350       3.901           359        671       71.6
District of Columbia ..........       2             710,929     0.07      355,465       6.925           402        701       78.1
Delaware ......................       6           1,960,162     0.19      326,694       1.722           360        661       73.6
Florida .......................     595         191,843,231    18.39      322,426       5.314           372        692       74.5
Georgia .......................      17           3,765,729     0.36      221,513       6.169           363        683       79.6
Hawaii ........................      35          17,011,915     1.63      486,055       4.778           390        718       70.1
Idaho .........................      21           5,397,655     0.52      257,031       6.204           371        710       69.2
Illinois ......................      59          21,867,880     2.10      370,642       4.621           364        696       72.5
Indiana .......................       7           1,298,224     0.12      185,461       7.412           422        687       80.4
Kansas ........................       2             335,000     0.03      167,500       2.263           360        659       79.8
Kentucky ......................       4             518,114     0.05      129,528       3.393           360        651       79.2
Louisiana .....................       1             109,504     0.01      109,504       7.750           356        679       95.0
Massachusetts .................      25          10,490,019     1.01      419,601       4.245           359        698       74.4
Maryland ......................      88          37,011,756     3.55      420,588       4.643           369        700       73.3
Michigan ......................      55          11,633,225     1.12      211,513       5.140           374        678       75.8
Minnesota .....................      15           4,641,100     0.44      309,407       5.991           380        665       72.3
Missouri ......................      17           5,024,577     0.48      295,563       2.279           359        715       77.1
Mississippi ...................       2             180,336     0.02       90,168       7.437           356        638       90.0
Montana .......................       1             528,215     0.05      528,215       7.375           358        659       68.6
North Carolina ................      29           9,365,352     0.90      322,943       6.651           357        706       66.6
Nebraska ......................       2             329,064     0.03      164,532       7.414           355        680       79.6
New Hampshire .................       5           1,111,925     0.11      222,385       6.352           389        679       75.3
New Jersey ....................      81          35,877,883     3.44      442,937       4.975           360        685       73.3
New Mexico ....................       4             673,303     0.06      168,326       2.742           383        714       78.0
Nevada ........................     147          53,569,626     5.13      364,419       4.629           378        698       76.3
New York ......................      66          33,958,478     3.26      514,522       5.418           367        686       68.5
Ohio ..........................      23           4,261,810     0.41      185,296       6.434           385        678       81.1

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
State                             Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Oklahoma ......................       2             223,265     0.02      111,633       3.130           359        707       82.8
Oregon ........................      19           5,576,768     0.53      293,514       3.872           372        713       77.8
Pennsylvania ..................      38          10,973,492     1.05      288,776       4.980           359        694       73.8
Rhode Island ..................       4           1,135,792     0.11      283,948       5.046           360        722       84.3
South Carolina ................       5           3,249,973     0.31      649,995       4.461           357        707       63.7
Tennessee .....................       5           1,480,071     0.14      296,014       6.874           358        705       76.9
Texas .........................      22           5,243,088     0.50      238,322       5.601           370        696       80.1
Utah ..........................      11           3,186,886     0.31      289,717       3.285           364        695       74.3
Virginia ......................      76          30,292,491     2.90      398,585       4.664           367        700       73.4
Washington ....................      62          19,116,208     1.83      308,326       3.897           371        693       76.2
Wisconsin .....................      14           2,523,645     0.24      180,260       5.383           358        677       79.1
Wyoming .......................       1             107,711     0.01      107,711       7.000           355        671       89.3
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, no more than approximately 0.660% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
Range of Original                   of         Principal       % of       Balance       Current      Term to       FICO      Value
Loan-to-Value Ratios             Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
(%)                               Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50.00 ..................     148      $   49,358,815     4.73%     333,506       5.321           382        693       42.7
50.01 - 55.00 .................      91          40,196,849     3.85      441,724       5.622           375        708       53.0
55.01 - 60.00 .................     111          48,082,020     4.61      433,171       5.136           375        681       58.0
60.01 - 65.00 .................     137          72,778,587     6.98      531,231       4.845           370        686       63.2
65.01 - 70.00 .................     345         151,042,517    14.48      437,804       3.808           377        693       69.0
70.01 - 75.00 .................     399         178,501,972    17.11      447,373       4.058           377        697       74.3
75.01 - 80.00 .................   1,206         441,973,450    42.37      366,479       3.735           377        700       79.6
80.01 - 85.00 .................      29           7,714,042     0.74      266,001       5.044           363        676       84.2
85.01 - 90.00 .................     151          36,486,608     3.50      241,633       5.229           365        681       89.6
90.01 - 95.00 .................      71          16,806,820     1.61      236,716       5.015           362        702       94.8
95.01 - 100.00 ................       1             305,425     0.03      305,425       3.000           360        714       95.0
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 72.87%.

(2) Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Range of Current                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)                Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.501 - 1.000 .................     441      $  201,222,295    19.29%     456,286       1.000           362        706       73.3
1.001 - 1.500 .................     408         172,732,049    16.56      423,363       1.435           387        693       73.5
1.501 - 2.000 .................     252         110,872,416    10.63      439,970       1.849           402        698       74.1
2.001 - 2.500 .................     105          40,002,810     3.83      380,979       2.375           384        684       77.7
2.501 - 3.000 .................      69          19,338,587     1.85      280,269       2.914           369        705       85.9
3.001 - 3.500 .................      32           7,406,450     0.71      231,452       3.345           386        699       82.8
3.501 - 4.000 .................      18           4,656,891     0.45      258,716       3.804           367        664       90.1
4.001 - 4.500 .................      15           3,739,830     0.36      249,322       4.253           360        730       93.4
4.501 - 5.000 .................       3             526,100     0.05      175,367       4.672           360        754       89.2
5.001 - 5.500 .................       4             672,244     0.06      168,061       5.251           356        640       89.4
5.501 - 6.000 .................       4           2,034,581     0.20      508,645       5.718           351        743       65.2
6.001 - 6.500 .................      68          23,844,493     2.29      350,654       6.356           362        720       68.3
6.501 - 7.000 .................     257          97,180,835     9.32      378,136       6.854           360        704       68.1
7.001 - 7.500 .................     808         294,149,298    28.20      364,046       7.316           374        690       70.6
7.501 - 8.000 .................     178          58,640,625     5.62      329,442       7.681           379        669       74.4
8.001 - 8.500 .................      21           5,069,704     0.49      241,414       8.291           357        665       89.7
8.501 - 9.000 .................       6           1,157,895     0.11      192,982       8.710           357        666       91.8
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 4.173% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 4.154% per annum.

                          Types of Mortgaged Properties

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Property Type                     Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Single Family Residence .......   1,462      $  577,540,064    55.36%     395,034       3.847           377        693       71.9
Planned Unit Development ......     584         248,905,896    23.86      426,209       4.385           377        701       73.8
Low-rise Condominium ..........     347          95,559,946     9.16      275,389       4.808           372        695       76.6
2-4 Family Residence ..........     212          88,642,710     8.50      418,126       4.455           369        699       71.7
High-rise Condominium .........      75          29,965,629     2.87      399,542       5.679           374        702       76.6
Manufacture Housing ...........       6           1,324,547     0.13      220,758       6.342           355        771       71.4
Cooperative ...................       3           1,308,312     0.13      436,104       5.444           396        678       50.8
                                  -----      --------------   ------
 Total ........................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                            Purpose of Mortgage Loans

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Purpose                      Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Refinance (cash-out) ..........   1,186      $  453,289,142    43.45%     382,200       4.079           379        688       69.0
Purchase ......................     928         360,559,896    34.56      388,534       4.166           373        708       77.4
Refinance (rate/term) .........     575         229,398,066    21.99      398,953       4.369           373        691       73.4
                                  -----      --------------   ------
 Total ........................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                               Occupancy Types(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Occupancy Type                    Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Primary Residence .............   2,133      $  843,649,774    80.87%     395,523       4.173           377        692       73.0
Investment Property ...........     368         121,544,609    11.65      330,284       3.946           369        711       71.5
Secondary Residence ...........     188          78,052,722     7.48      415,174       4.528           376        710       73.3
                                  -----      --------------   ------
 Total ........................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Remaining Term                   Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
to Maturity (Months)              Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
480 ...........................     214      $   91,381,772     8.76%      427,018      1.616           480        706       74.1
479 ...........................      72          30,224,124     2.90       419,779      7.338           479        688       67.7
478 ...........................      33          13,530,339     1.30       410,010      7.187           478        694       63.1
477 ...........................      16           4,719,774     0.45       294,986      7.173           477        700       79.0
476 ...........................      11           4,582,434     0.44       416,585      7.388           476        691       76.7
475 ...........................       3             537,851     0.05       179,284      7.251           475        707       86.4
474 ...........................       3             853,835     0.08       284,612      7.108           474        709       82.7
360 ...........................   1,100         455,660,202    43.68       414,237      1.523           360        697       74.9
359 ...........................     652         253,492,945    24.30       388,793      7.075           359        687       69.0
358 ...........................     227          76,572,670     7.34       337,325      7.031           358        695       71.6
357 ...........................      71          20,952,608     2.01       295,107      7.170           357        695       74.5
356 ...........................      52          16,372,810     1.57       314,862      6.952           356        710       77.4
355 ...........................      43          12,854,223     1.23       298,935      7.035           355        700       76.0
354 ...........................      33          10,460,800     1.00       316,994      6.847           354        693       78.0
353 ...........................      40           8,999,612     0.86       224,990      6.984           353        707       78.1
352 ...........................      51          19,103,045     1.83       374,570      7.053           352        710       72.4
351 ...........................      46          15,314,426     1.47       332,922      7.080           351        716       75.9
350 ...........................      10           2,337,255     0.22       233,725      6.899           350        707       73.9
349 ...........................       9           3,806,231     0.36       422,915      6.940           349        683       78.0
348 ...........................       1           1,028,426     0.10     1,028,426      5.625           348        784       53.1
344 ...........................       1             342,047     0.03       342,047      6.750           344        677       75.4
341 ...........................       1             119,676     0.01       119,676      5.500           341        598       80.0
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 376 months.

                             Documentation Programs

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
                                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Documentation Program             Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Reduced .......................   2,168      $  882,040,482    84.55%     406,845       4.063           378        696       72.5
Full/Alternative ..............     429         127,788,102    12.90      313,645       4.940           365        694       75.9
Stated Income/Stated Asset ....      92          26,652,858     2.55      289,705       3.956           359        691       69.2
                                  -----      --------------   ------
 Total ........................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                              FICO Credit Scores(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Range of                         Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
FICO Credit Scores                Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
501 - 520 .....................       1      $      298,007     0.03%     298,007       8.375           354        502       88.5
521 - 540 .....................       1             255,528     0.02      255,528       6.750           349        535       80.0
541 - 560 .....................       1              94,054     0.01       94,054       6.250           353        549       74.7
561 - 580 .....................       1             153,925     0.01      153,925       6.875           352        569       80.0
581 - 600 .....................       6           1,486,502     0.14      247,750       7.124           353        588       76.8
601 - 620 .....................      34          12,726,985     1.22      374,323       5.481           379        615       67.0
621 - 640 .....................     318         101,200,908     9.70      318,242       4.609           371        632       71.3
641 - 660 .....................     406         140,281,906    13.45      345,522       4.457           372        651       71.0
661 - 680 .....................     445         170,596,151    16.35      383,362       4.349           377        670       73.7
681 - 700 .....................     421         175,974,423    16.87      417,992       4.076           374        690       74.2
701 - 720 .....................     312         130,927,085    12.55      419,638       3.636           380        710       74.4
721 - 740 .....................     224         102,717,738     9.85      458,561       3.932           378        730       72.6
741 - 760 .....................     209          84,006,893     8.05      401,947       4.154           382        751       73.3
761 - 780 .....................     162          70,058,090     6.72      432,457       3.942           374        770       71.6
781 - 800 .....................      87          32,481,243     3.11      373,348       3.400           378        789       72.2
801 - 820 .....................      28           9,169,453     0.88      327,480       3.085           373        807       72.3
Unknown .......................      33          10,818,215     1.04      327,825       6.716           359        N/A       73.6
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 696.

                    Prepayment Charge Periods at Origination

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Prepayment Charge Period         Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
(Months)                          Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0 .............................     534      $  233,856,331    22.42%     437,933       3.977           368        709       72.5
6 .............................       1             253,750     0.02      253,750       3.000           360        758       90.0
12 ............................     530         235,257,982    22.55      443,883       3.465           379        699       72.4
24 ............................       6           1,201,955     0.12      200,326       7.445           427        680       81.0
30 ............................       7           1,467,355     0.14      209,622       7.012           357        699       67.2
36 ............................   1,609         570,726,250    54.71      354,709       4.530           377        688       73.2
60 ............................       2             483,481     0.05      241,740       5.476           359        708       73.6
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                        Months to Next Adjustment Date(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Months to Next                   Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                   Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................   2,572      $  994,141,505    95.29%     386,525       4.277           376        695       72.8
2 .............................      26          11,658,291     1.12      448,396       1.894           364        721       73.4
3 .............................      91          37,447,308     3.59      411,509       2.125           369        713       73.9
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans was approximately 1 month.

                                Gross Margins(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Range of Gross                   Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Margins (%)                       Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1.001 - 2.000 .................      14      $    5,480,801     0.53%     391,486       2.052           397        729       76.1
2.001 - 3.000 .................     369         159,176,292    15.26      431,372       3.678           368        714       70.2
3.001 - 4.000 .................   2,160         837,729,034    80.30      387,838       4.199           378        692       72.8
4.001 - 5.000 .................     143          40,419,486     3.87      282,654       5.850           357        698       83.4
5.001 - 6.000 .................       3             441,492     0.04      147,164       5.893           359        658       88.4
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 3.365% per annum.

                            Maximum Mortgage Rates(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Range of Maximum                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)                Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
9.001 - 10.000 ................   2,665      $1,036,024,272    99.31%     388,752       4.177           376        696       72.8
10.001 - 11.000 ...............      13           4,663,612     0.45      358,739       3.060           362        724       80.5
11.001 - 12.000 ...............       9           1,934,114     0.19      214,902       4.778           380        686       81.8
12.001 - 13.000 ...............       1             497,026     0.05      497,026       2.250           359        648       61.7
13.001 - 14.000 ...............       1             128,081     0.01      128,081       7.250           355        685       75.0
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 9.958% per annum.

                        Initial Interest Adjustment Dates

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Initial Interest                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                   Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
May 1, 2006 ...................       5      $    1,616,248     0.15%     323,250       6.929           352        703       67.0
June 1, 2006 ..................   2,593       1,004,183,548    96.26      387,267       4.245           376        695       72.8
July 1, 2006 ..................      57          22,946,638     2.20      402,573       2.096           368        708       72.6
August 1, 2006 ................      34          14,500,670     1.39      426,490       2.172           372        722       76.0
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

                          Fixed Mortgage Rate Period(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
Fixed Mortgage                      of         Principal       % of       Balance       Current      Term to       FICO      Value
Rate Period                      Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
(months)                          Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................   2,531      $  981,455,465    94.08%     387,774       4.254           376        694       72.9
3 .............................     158          61,791,640     5.92      391,086       2.885           365        717       72.8
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Range of Minimum                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)                Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1.001 - 2.000 .................      14      $    5,480,801     0.53%     391,486       2.052           397        729       76.1
2.001 - 3.000 .................     369         159,176,292    15.26      431,372       3.678           368        714       70.2
3.001 - 4.000 .................   2,160         837,729,034    80.30      387,838       4.199           378        692       72.8
4.001 - 5.000 .................     143          40,419,486     3.87      282,654       5.850           357        698       83.4
5.001 - 6.000 .................       3             441,492     0.04      147,164       5.893           359        658       88.4
                                  -----      --------------   ------
  Total .......................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans was approximately 3.365% per annum.

                        Maximum Negative Amortization(1)

                                                                                                                            Weighted
                                                                                                     Weighted               Average
                                                                          Average      Weighted      Average     Weighted   Original
                                  Number       Aggregate                 Principal      Average     Remaining    Average    Loan-to-
                                    of         Principal       % of       Balance       Current      Term to       FICO      Value
Maximum Negative                 Mortgage       Balance      Mortgage   Outstanding    Mortgage      Maturity     Credit     Ratio
Amortization (%)                  Loans       Outstanding     Loans         ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
110 ...........................      57      $   30,032,385     2.88%     526,884       5.890           368        685       67.9
115 ...........................   2,632       1,013,214,720    97.12      384,960       4.122           376        696       73.0
                                  -----      --------------   ------
 Total ........................   2,689      $1,043,247,104   100.00%
                                  =====      ==============   ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 1

                                  Loan Program

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Program                     Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
One-Month LIBOR ...............      21      $    5,137,869     0.51%     244,660       7.184           353        732       79.3
One-Year MTA ..................   2,562       1,000,306,295    99.49      390,440       4.048           377        695       72.8
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                          Current Principal Balances(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
Range of                         Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Current Mortgage                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Loan Principal                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                     Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50,000.00 ..............       4      $      154,303     0.02%       38,576      5.685           391        654       59.6
50,000.01 - 100,000.00 ........      68           5,508,638     0.55        81,009      5.066           365        693       65.7
100,000.01 - 150,000.00 .......     209          26,665,548     2.65       127,586      5.311           369        687       73.1
150,000.01 - 200,000.00 .......     297          52,469,150     5.22       176,664      5.127           375        687       74.8
200,000.01 - 250,000.00 .......     326          73,381,538     7.30       225,097      4.821           374        688       74.2
250,000.01 - 300,000.00 .......     286          78,953,944     7.85       276,063      4.448           373        686       75.0
300,000.01 - 350,000.00 .......     271          87,856,807     8.74       324,195      4.290           376        686       74.2
350,000.01 - 400,000.00 .......     210          79,366,631     7.89       377,936      4.023           376        686       74.6
400,000.01 - 450,000.00 .......     155          66,123,823     6.58       426,605      3.690           383        700       74.9
450,000.01 - 500,000.00 .......     166          79,089,472     7.87       476,443      3.681           378        694       74.2
500,000.01 - 550,000.00 .......     123          64,660,224     6.43       525,693      3.342           374        708       74.9
550,000.01 - 600,000.00 .......      98          56,619,548     5.63       577,750      3.374           380        700       75.2
600,000.01 - 650,000.00 .......      89          56,242,473     5.59       631,938      3.506           375        701       73.8
650,000.01 - 700,000.00 .......      44          29,925,863     2.98       680,133      3.388           373        715       68.7
700,000.01 - 750,000.00 .......      32          23,380,706     2.33       730,647      4.105           370        704       72.7
750,000.01 - 1,000,000.00  ....     118         104,305,544    10.37       883,945      3.697           389        695       69.5
1,000,000.01 - 1,500,000.00 ...      62          76,950,081     7.65     1,241,130      4.352           369        702       66.8
1,500,000.01 - 2,000,000.00 ...      25          43,789,870     4.36     1,751,595      4.296           373        702       68.2
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 was approximately $389,254.

                           Original Principal Balances

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Range of                         Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Original Principal                 Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                     Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50,000.00 ..............       3      $      104,422     0.01%       34,807      4.878           407        668       75.6
50,000.01 - 100,000.00 ........      69           5,558,519     0.55        80,558      5.087           365        693       65.3
100,000.01 - 150,000.00 .......     208          26,515,564     2.64       127,479      5.303           369        686       73.1
150,000.01 - 200,000.00 .......     302          53,421,329     5.31       176,892      5.159           374        687       74.7
200,000.01 - 250,000.00 .......     328          74,083,580     7.37       225,865      4.845           374        687       74.0
250,000.01 - 300,000.00 .......     283          78,358,344     7.79       276,885      4.446           373        687       74.8
300,000.01 - 350,000.00 .......     269          87,300,661     8.68       324,538      4.255           377        685       74.5
350,000.01 - 400,000.00 .......     213          80,644,019     8.02       378,610      4.106           375        685       74.8
400,000.01 - 450,000.00 .......     151          64,570,691     6.42       427,620      3.598           384        701       74.7
450,000.01 - 500,000.00 .......     168          80,020,068     7.96       476,310      3.686           378        693       74.3
500,000.01 - 550,000.00 .......     121          63,652,882     6.33       526,057      3.293           374        709       75.0
550,000.01 - 600,000.00 .......      98          56,619,548     5.63       577,750      3.374           380        700       75.2
600,000.01 - 650,000.00 .......      92          58,195,564     5.79       632,560      3.628           376        702       73.5
650,000.01 - 700,000.00 .......      41          27,972,772     2.78       682,263      3.124           371        714       68.8
700,000.01 - 750,000.00 .......      32          23,380,706     2.33       730,647      4.105           370        704       72.7
750,000.01 - 1,000,000.00 .....     124         110,307,503    10.97       889,577      3.879           388        695       68.9
1,000,000.01 - 1,500,000.00 ...      58          73,954,035     7.36     1,275,070      4.241           372        701       67.1
1,500,000.01 - 2,000,000.00 ...      23          40,783,956     4.06     1,773,215      4.097           370        706       69.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
State                            Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Alaska ........................       6      $    1,657,199     0.16%     276,200       7.160           358        670       75.8
Alabama .......................       4           1,149,598     0.11      287,399       6.620           356        713       80.0

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
State                            Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Arkansas ......................       1             168,000     0.02      168,000       3.250           480        687       80.0
Arizona .......................      95          34,058,035     3.39      358,506       4.348           380        689       72.5
California ....................     923         432,080,447    42.97      468,126       2.954           383        697       71.6
Colorado ......................      31          12,973,894     1.29      418,513       5.179           368        703       71.7
Connecticut ...................      18           6,288,296     0.63      349,350       3.901           359        671       71.6
District of Columbia ..........       2             710,929     0.07      355,465       6.925           402        701       78.1
Delaware ......................       6           1,960,162     0.19      326,694       1.722           360        661       73.6
Florida .......................     583         188,070,621    18.71      322,591       5.275           373        692       74.6
Georgia .......................      16           3,675,510     0.37      229,719       6.164           363        683       79.9
Hawaii ........................      32          15,246,228     1.52      476,445       4.536           395        717       69.6
Idaho .........................      20           5,277,979     0.52      263,899       6.220           372        713       69.0
Illinois ......................      56          20,653,977     2.05      368,821       4.481           365        693       73.5
Indiana .......................       6           1,201,955     0.12      200,326       7.445           427        680       81.0
Kansas ........................       2             335,000     0.03      167,500       2.263           360        659       79.8
Kentucky ......................       4             518,114     0.05      129,528       3.393           360        651       79.2
Louisiana .....................       1             109,504     0.01      109,504       7.750           356        679       95.0
Massachusetts .................      21           9,549,357     0.95      454,731       3.987           359        698       74.1
Maryland ......................      86          35,898,872     3.57      417,429       4.562           370        699       73.0
Michigan ......................      53          10,939,628     1.09      206,408       5.005           376        672       76.6
Minnesota .....................      14           4,433,631     0.44      316,688       5.920           382        664       71.9
Missouri ......................      17           5,024,577     0.50      295,563       2.279           359        715       77.1
Mississippi ...................       2             180,336     0.02       90,168       7.437           356        638       90.0
Montana .......................       1             528,215     0.05      528,215       7.375           358        659       68.6
North Carolina ................      26           9,062,945     0.90      348,575       6.646           357        708       66.4
Nebraska ......................       2             329,064     0.03      164,532       7.414           355        680       79.6
New Hampshire .................       5           1,111,925     0.11      222,385       6.352           389        679       75.3
New Jersey ....................      75          33,038,402     3.29      440,512       4.798           361        684       73.4
New Mexico ....................       3             566,650     0.06      188,883       1.870           389        715       77.6
Nevada ........................     139          51,546,053     5.13      370,835       4.527           379        699       76.2
New York ......................      64          33,392,915     3.32      521,764       5.388           367        686       68.5
Ohio ..........................      22           3,974,125     0.40      180,642       6.366           387        684       80.8
Oklahoma ......................       2             223,265     0.02      111,633       3.130           359        707       82.8
Oregon ........................      18           5,324,556     0.53      295,809       3.742           373        710       77.7
Pennsylvania ..................      34          10,273,524     1.02      302,162       4.814           359        691       73.2
Rhode Island ..................       4           1,135,792     0.11      283,948       5.046           360        722       84.3

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
State                            Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
South Carolina ................       3           2,163,833     0.22      721,278       2.958           359        695       67.0
Tennessee .....................       4           1,277,384     0.13      319,346       6.775           358        710       76.4
Texas .........................      22           5,243,088     0.52      238,322       5.601           370        696       80.1
Utah ..........................      11           3,186,886     0.32      289,717       3.285           364        695       74.3
Virginia ......................      74          29,790,411     2.96      402,573       4.616           368        699       73.3
Washington ....................      61          18,876,905     1.88      309,457       3.856           371        693       76.2
Wisconsin .....................      13           2,128,671     0.21      163,744       4.920           359        676       77.1
Wyoming .......................       1             107,711     0.01      107,711       7.000           355        671       89.3
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, no more than approximately 0.685% of the Mortgage Loans in Loan Group 1 was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Range of Original                Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Loan-to-Value Ratios               Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
(%)                              Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50.00 ..................     146      $   48,166,006     4.79%     329,904       5.286           382        693       42.9
50.01 - 55.00 .................      86          36,475,653     3.63      424,135       5.496           377        702       52.9
55.01 - 60.00 .................     108          46,046,357     4.58      426,355       5.050           376        679       58.0
60.01 - 65.00 .................     137          72,778,587     7.24      531,231       4.845           370        686       63.2
65.01 - 70.00 .................     336         147,821,035    14.70      439,944       3.739           377        693       69.1
70.01 - 75.00 .................     380         170,481,873    16.96      448,637       3.914           378        696       74.3
75.01 - 80.00 .................   1,146         424,701,493    42.24      370,595       3.599           378        700       79.6
80.01 - 85.00 .................      27           7,301,037     0.73      270,409       4.910           364        678       84.2
85.01 - 90.00 .................     146          34,944,814     3.48      239,348       5.127           366        681       89.6
90.01 - 95.00 .................      70          16,421,885     1.63      234,598       4.957           362        702       94.8
95.01 - 100.00 ................       1             305,425     0.03      305,425       3.000           360        714       95.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 was approximately 72.86%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Current                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.501 - 1.000 .................     441      $  201,222,295    20.01%     456,286       1.000           362        706       73.3
1.001 - 1.500 .................     408         172,732,049    17.18      423,363       1.435           387        693       73.5
1.501 - 2.000 .................     252         110,872,416    11.03      439,970       1.849           402        698       74.1
2.001 - 2.500 .................     105          40,002,810     3.98      380,979       2.375           384        684       77.7
2.501 - 3.000 .................      69          19,338,587     1.92      280,269       2.914           369        705       85.9
3.001 - 3.500 .................      32           7,406,450     0.74      231,452       3.345           386        699       82.8
3.501 - 4.000 .................      18           4,656,891     0.46      258,716       3.804           367        664       90.1
4.001 - 4.500 .................      15           3,739,830     0.37      249,322       4.253           360        730       93.4
4.501 - 5.000 .................       3             526,100     0.05      175,367       4.672           360        754       89.2
5.001 - 5.500 .................       3             552,568     0.05      184,189       5.197           360        650       91.4
5.501 - 6.000 .................       2             877,477     0.09      438,738       5.786           353        692       77.1
6.001 - 6.500 .................      58          21,504,825     2.14      370,773       6.355           363        723       67.6
6.501 - 7.000 .................     223          83,060,416     8.26      372,468       6.857           362        702       67.8
7.001 - 7.500 .................     753         275,425,849    27.39      365,771       7.310           376        689       70.3
7.501 - 8.000 .................     174          57,298,001     5.70      329,299       7.679           380        668       74.4
8.001 - 8.500 .................      21           5,069,704     0.50      241,414       8.291           357        665       89.7
8.501 - 9.000 .................       6           1,157,895     0.12      192,982       8.710           357        666       91.8
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 4.064% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 4.044% per annum.

                          Types of Mortgaged Properties

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Property Type                    Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Single Family Residence .......   1,410      $  559,226,941    55.62%     396,615       3.745           378        692       71.9
Planned Unit Development ......     559         240,264,004    23.90      429,810       4.282           378        700       73.7
Low-rise Condominium ..........     334          92,203,969     9.17      276,060       4.725           372        695       76.5
2-4 Family Residence ..........     199          82,705,688     8.23      415,606       4.262           370        696       71.7
High-rise Condominium .........      72          28,410,704     2.83      394,593       5.610           376        702       76.5
Manufacture Housing ...........       6           1,324,547     0.13      220,758       6.342           355        771       71.4
Cooperative ...................       3           1,308,312     0.13      436,104       5.444           396        678       50.8
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                            Purpose of Mortgage Loans

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Purpose                     Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Refinance (cash-out) ..........   1,159      $  444,056,271    44.17%     383,137       4.017           379        688       69.1
Purchase ......................     863         337,023,384    33.52      390,525       3.956           375        708       77.4
Refinance (rate/term) .........     561         224,364,509    22.31      399,937       4.317           373        690       73.5
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                               Occupancy Types(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Occupancy Type                   Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Owner Occupied ................   2,106      $  835,249,690    83.07%     396,605       4.147           377        692       73.0
Investment Property ...........     307         100,585,648    10.00      327,641       3.261           373        709       70.6
Secondary Residence ...........     170          69,608,826     6.92      409,464       4.226           379        711       73.9
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Remaining Term                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
to Maturity (Months)             Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
480 ...........................     214      $   91,381,772     9.09%     427,018       1.616           480        706       74.1
479 ...........................      72          30,224,124     3.01      419,779       7.338           479        688       67.7
478 ...........................      33          13,530,339     1.35      410,010       7.187           478        694       63.1
477 ...........................      16           4,719,774     0.47      294,986       7.173           477        700       79.0
476 ...........................      11           4,582,434     0.46      416,585       7.388           476        691       76.7
475 ...........................       3             537,851     0.05      179,284       7.251           475        707       86.4
474 ...........................       3             853,835     0.08      284,612       7.108           474        709       82.7
360 ...........................   1,100         455,660,202    45.32      414,237       1.523           360        697       74.9
359 ...........................     652         253,492,945    25.21      388,793       7.075           359        687       69.0
358 ...........................     227          76,572,670     7.62      337,325       7.031           358        695       71.6
357 ...........................      71          20,952,608     2.08      295,107       7.170           357        695       74.5
356 ...........................      52          16,372,810     1.63      314,862       6.952           356        710       77.4
355 ...........................      43          12,854,223     1.28      298,935       7.035           355        700       76.0
354 ...........................      33          10,460,800     1.04      316,994       6.847           354        693       78.0
353 ...........................      22           4,671,784     0.46      212,354       6.826           353        697       79.9
352 ...........................      15           3,765,858     0.37      251,057       6.646           352        702       78.1
351 ...........................      11           3,036,864     0.30      276,079       6.933           351        719       80.0
350 ...........................       4             951,119     0.09      237,780       6.802           350        708       79.9
349 ...........................       1             822,153     0.08      822,153       6.500           349        675       74.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 was approximately 377 months.

                             Documentation Programs

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Documentation Program            Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Reduced .......................   2,089      $  851,003,204    84.64%     407,373       3.953           379        695       72.5
Full/Alternative ..............     402         127,788,102    12.71      317,881       4.827           366        694       75.8

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Documentation Program            Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Stated Income/Stated Asset ....      92          26,652,858     2.65      289,705       3.956           359        691       69.2
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of                           Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
FICO Credit Scores               Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
501 - 520 .....................       1      $      298,007     0.03%     298,007       8.375           354        502       88.5
581 - 600 .....................       2             437,310     0.04      218,655       7.468           358        594       67.9
601 - 620 .....................      32          11,924,547     1.19      372,642       5.372           381        615       66.4
621 - 640 .....................     315         100,197,167     9.97      318,086       4.585           372        632       71.2
641 - 660 .....................     400         138,777,480    13.80      346,944       4.426           372        651       70.9
661 - 680 .....................     431         166,815,985    16.59      387,044       4.289           378        670       73.6
681 - 700 .....................     402         166,616,195    16.57      414,468       3.909           375        690       74.3
701 - 720 .....................     301         127,798,594    12.71      424,580       3.550           380        710       74.4
721 - 740 .....................     212          99,403,486     9.89      468,884       3.823           379        730       72.5
741 - 760 .....................     198          79,197,606     7.88      399,988       3.968           384        751       73.4
761 - 780 .....................     149          64,639,841     6.43      433,824       3.676           376        770       71.6
781 - 800 .....................      80          29,569,805     2.94      369,623       3.071           380        789       73.2
801 - 820 .....................      27           8,949,926     0.89      331,479       2.976           374        807       72.1
Unknown .......................      33          10,818,215     1.08      327,825       6.716           359        N/A       73.6
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 was approximately 695.

                    Prepayment Charge Periods at Origination

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Prepayment Charge Period           Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
(Months)                         Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0 .............................     438      $  199,773,057    19.87%     456,103       3.444           371        708       72.5
6 .............................       1             253,750     0.03      253,750       3.000           360        758       90.0
12 ............................     523         232,981,876    23.17      445,472       3.431           379        699       72.3
24 ............................       6           1,201,955     0.12      200,326       7.445           427        680       81.0
30 ............................       7           1,467,355     0.15      209,622       7.012           357        699       67.2
36 ............................   1,606         569,282,689    56.62      354,472       4.525           377        688       73.2
60 ............................       2             483,481     0.05      241,740       5.476           359        708       73.6
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                        Months to Next Adjustment Date(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Months to Next                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                  Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................   2,466      $  956,338,565    95.12%     387,810       4.166           377        694       72.8
2 .............................      26          11,658,291     1.16      448,396       1.894           364        721       73.4
3 .............................      91          37,447,308     3.72      411,509       2.125           369        713       73.9
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans in Loan Group 1 was approximately 1 month.

                                Gross Margins(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Gross                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Margins (%)                      Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1.001 - 2.000 .................      14      $    5,480,801     0.55%     391,486       2.052           397        729       76.1
2.001 - 3.000 .................     363         156,968,644    15.61      432,421       3.646           369        713       70.3
3.001 - 4.000 .................   2,105         817,000,572    81.26      388,124       4.131           378        691       72.9
4.001 - 5.000 .................      98          25,552,654     2.54      260,741       4.890           361        685       87.1
5.001 - 6.00 ..................       3             441,492     0.04      147,164       5.893           359        658       88.4
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.350% per annum.

                            Maximum Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Maximum                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
9.001 - 10.000 ................   2,560      $  998,784,612    99.34%     390,150       4.070           377        695       72.8
10.001 - 11.000 ...............      12           4,100,331     0.41      341,694       2.450           364        729       79.2
11.001 - 12.000 ...............       9           1,934,114     0.19      214,902       4.778           380        686       81.8
12.001 - 13.000 ...............       1             497,026     0.05      497,026       2.250           359        648       61.7
13.001 - 14.000 ...............       1             128,081     0.01      128,081       7.250           355        685       75.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Loan Group 1 was approximately 9.958% per annum.

                        Initial Interest Adjustment Dates

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Initial Interest                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                  Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
May 1, 2006 ...................       2      $      390,364     0.04%     195,182       6.951           357        691       71.2
June 1, 2006 ..................   2,490         967,606,492    96.24      388,597       4.138           377        694       72.8
July 1, 2006 ..................      57          22,946,638     2.28      402,573       2.096           368        708       72.6
August 1, 2006 ................      34          14,500,670     1.44      426,490       2.172           372        722       76.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

                          Fixed Mortgage Rate Period(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Fixed Mortgage                   Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Rate Period                        Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
(months)                         Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................   2,457      $  953,508,056    94.83%     388,078       4.169           377        694       72.8
3 .............................     126          51,936,108     5.17      412,191       2.134           368        715       74.0
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans in Loan Group 1 are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Minimum                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1.001 - 2.000 .................      14      $    5,480,801     0.55%     391,486       2.052           397        729       76.1
2.001 - 3.000 .................     363         156,968,644    15.61      432,421       3.646           369        713       70.3
3.001 - 4.000 .................   2,105         817,000,572    81.26      388,124       4.131           378        691       72.9

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Minimum                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
4.001 - 5.000 .................      98          25,552,654     2.54      260,741       4.890           361        685       87.1
5.001 - 6.000 .................       3             441,492     0.04      147,164       5.893           359        658       88.4
                                  -----      --------------   ------
  Total .......................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans in Loan Group 1 was approximately 3.350% per annum.

                        Maximum Negative Amortization(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Maximum Negative                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Amortization (%)                 Group 1      Outstanding    Group 1        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
110 ...........................      55      $   29,466,821     2.93%     535,760       5.864           368        685       67.8
115 ...........................   2,528         975,977,343    97.07      386,067       4.009           377        695       73.0
                                  -----      --------------   ------
 Total ........................   2,583      $1,005,444,164   100.00%
                                  =====      ==============   ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 2

                                  Loan Program

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Program                     Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Eleventh District COFI ........     106      $   37,802,940   100.00%     356,632       7.077           351        713       73.0
                                    ---      --------------   ------
                                    106      $   37,802,940   100.00%
                                    ===      ==============   ======

                          Current Principal Balances(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
Range of                         Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Current Mortgage                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Loan Principal                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                     Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
 50,000.01 - 100,000.00 .......       7      $      604,666     1.60%       86,381      6.717           352        663       67.8
100,000.01 - 150,000.00 .......      13           1,632,983     4.32       125,614      7.124           351        709       79.2
150,000.01 - 200,000.00 .......      11           1,920,917     5.08       174,629      7.039           351        681       77.9
200,000.01 - 250,000.00 .......      18           3,939,647    10.42       218,869      7.190           351        729       77.0
250,000.01 - 300,000.00 .......       6           1,577,903     4.17       262,984      7.154           351        697       80.1
300,000.01 - 350,000.00 .......       9           2,982,038     7.89       331,338      7.051           351        683       78.1
350,000.01 - 400,000.00 .......      11           4,153,075    10.99       377,552      7.159           351        695       80.6
400,000.01 - 450,000.00 .......       2             872,043     2.31       436,022      7.013           352        711       80.0
450,000.01 - 500,000.00 .......       6           2,856,859     7.56       476,143      6.984           352        745       72.5
500,000.01 - 550,000.00 .......       6           3,180,468     8.41       530,078      7.016           352        720       76.3
550,000.01 - 600,000.00 .......       2           1,121,614     2.97       560,807      7.624           350        734       72.5
600,000.01 - 650,000.00 .......       1             626,187     1.66       626,187      6.750           349        633       80.0
650,000.01 - 700,000.00 .......       1             662,646     1.75       662,646      7.125           351        719       59.4
700,000.01 - 750,000.00 .......       2           1,434,233     3.79       717,116      7.311           352        656       77.5
750,000.01 - 1,000,000.00  ....       6           5,070,359    13.41       845,060      7.190           351        731       68.3
1,000,000.01 - 1,500,000.00 ...       5           5,167,302    13.67     1,033,460      6.796           351        735       57.4
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 was approximately $356,632.

                           Original Principal Balances

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Range of                         Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Original Principal                 Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Balances ($)                     Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
$50,000.01 - $100,000.00 ......       7      $      604,666     1.60%       86,381      6.717           352        663       67.8
$100,000.01 - $150,000.00  ....      13           1,632,983     4.32       125,614      7.124           351        709       79.2
$150,000.01 - $200,000.00  ....      13           2,324,270     6.15       178,790      7.033           351        681       77.4
$200,000.01 - $250,000.00  ....      17           3,789,627    10.02       222,919      7.230           351        738       77.4
$250,000.01 - $300,000.00  ....       5           1,324,572     3.50       264,914      7.088           352        681       80.1
$300,000.01 - $350,000.00  ....       9           2,982,038     7.89       331,338      7.051           351        683       78.1
$350,000.01 - $400,000.00  ....      11           4,153,075    10.99       377,552      7.159           351        695       80.6
$400,000.01 - $450,000.00  ....       2             872,043     2.31       436,022      7.013           352        711       80.0
$450,000.01 - $500,000.00  ....       8           3,870,431    10.24       483,804      7.053           351        721       72.7
$500,000.01 - $550,000.00  ....       5           2,725,229     7.21       545,046      7.079           352        758       73.0
$550,000.01 - $600,000.00  ....       1             563,280     1.49       563,280      7.500           349        687       90.0
$600,000.01 - $650,000.00  ....       1             626,187     1.66       626,187      6.750           349        633       80.0
$650,000.01 - $700,000.00  ....       2           1,373,747     3.63       686,874      7.319           352        709       70.0
$700,000.01 - $750,000.00  ....       4           2,988,484     7.91       747,121      7.187           351        687       74.5
$750,000.01 - $1,000,000.00 ...       6           5,840,547    15.45       973,424      7.193           352        739       64.9
$1,000,000.01 - $1,500,000.00 .       2           2,131,762     5.64     1,065,881      6.207           350        740       44.6
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
State                            Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Alaska ........................       1      $      247,522     0.65%     247,522       7.250           350        740       69.4
Alabama .......................       1              59,377     0.16       59,377       7.375           353        634       80.0
Arizona .......................       7           1,776,965     4.70      253,852       7.314           351        714       77.8
California ....................      32          15,423,496    40.80      481,984       6.953           351        721       72.9
Colorado ......................       2             779,873     2.06      389,937       6.951           351        701       76.8
Florida .......................      12           3,772,610     9.98      314,384       7.221           352        693       68.9
Georgia .......................       1              90,219     0.24       90,219       6.375           351        668       67.2
Hawaii ........................       3           1,765,688     4.67      588,563       6.875           351        727       74.9
Idaho .........................       1             119,676     0.32      119,676       5.500           341        598       80.0

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
State                            Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Illinois ......................       3           1,213,903     3.21      404,634       7.003           351        748       56.3
Indiana .......................       1              96,268     0.25       96,268       7.000           353        774       72.1
Massachusetts .................       4             940,663     2.49      235,166       6.872           352        698       76.5
Maryland ......................       2           1,112,884     2.94      556,442       7.253           350        728       82.6
Michigan ......................       2             693,597     1.83      346,799       7.272           352        776       63.3
Minnesota .....................       1             207,469     0.55      207,469       7.500           352        699       80.0
North Carolina ................       3             302,407     0.80      100,802       6.820           351        627       73.8
New Jersey ....................       6           2,839,481     7.51      473,247       7.043           352        696       71.7
New Mexico ....................       1             106,653     0.28      106,653       7.375           351        707       80.0
Nevada ........................       8           2,023,574     5.35      252,947       7.212           352        690       79.1
New York ......................       2             565,564     1.50      282,782       7.240           351        674       70.3
Ohio ..........................       1             287,686     0.76      287,686       7.375           351        584       85.0
Oregon ........................       1             252,212     0.67      252,212       6.625           353        762       80.0
Pennsylvania ..................       4             699,969     1.85      174,992       7.409           352        735       82.8
South Carolina ................       2           1,086,141     2.87      543,070       7.454           352        731       57.2
Tennessee .....................       1             202,686     0.54      202,686       7.500           353        676       80.0
Virginia ......................       2             502,080     1.33      251,040       7.500           352        740       80.0
Washington ....................       1             239,303     0.63      239,303       7.125           350        680       74.3
Wisconsin .....................       1             394,974     1.04      394,974       7.875           351        681       90.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, no more than approximately 4.248% of the Mortgage Loans in Loan Group 2 was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Original                  Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Loan-to-Value Ratios(%)          Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0.01 - 50.00 ..................       2      $    1,192,809     3.16%     596,405       6.731           352        702       36.0
50.01 - 55.00 .................       5           3,721,196     9.84      744,239       6.855           351        763       54.1
55.01 - 60.00 .................       3           2,035,663     5.38      678,554       7.071           352        728       58.9
65.01 - 70.00 .................       9           3,221,482     8.52      357,942       6.982           351        716       68.7
70.01 - 75.00 .................      19           8,020,099    21.22      422,110       7.107           352        721       73.6
75.01 - 80.00 .................      60          17,271,957    45.69      287,866       7.094           351        702       79.6
80.01 - 85.00 .................       2             413,005     1.09      206,503       7.413           352        638       84.6
85.01 - 90.00 .................       5           1,541,794     4.08      308,359       7.542           351        674       89.5
90.01 - 95.00 .................       1             384,935     1.02      384,935       7.500           352        692       95.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 was approximately 73.04%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Current                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
5.001 - 5.500 .................       1      $      119,676     0.32%     119,676       5.500           341        598       80.0
5.501 - 6.000 .................       2           1,157,104     3.06      578,552       5.667           348        782       56.1
6.001 - 6.500 .................      10           2,339,669     6.19      233,967       6.358           351        691       75.1
6.501 - 7.000 .................      34          14,120,419    37.35      415,306       6.834           351        711       70.0
7.001 - 7.500 .................      55          18,723,449    49.53      340,426       7.398           352        712       76.0
7.501 - 8.000 .................       4           1,342,624     3.55      335,656       7.768           351        738       73.6
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 7.077% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 7.074% per annum.

                          Types of Mortgaged Properties

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Property Type                    Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Single Family Residence .......      52      $   18,313,123    48.44%     352,175       6.989           351        706       71.3
Planned Unit Development ......      25           8,641,892    22.86      345,676       7.234           351        713       75.4
2-4 Family Residence ..........      13           5,937,023    15.71      456,694       7.153           351        744       70.8
Low-rise Condominium ..........      13           3,355,978     8.88      258,152       7.083           351        702       78.0
High-rise Condominium .........       3           1,554,925     4.11      518,308       6.931           352        697       78.8
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                            Purpose of Mortgage Loans

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Loan Purpose                     Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Purchase ......................      65      $   23,536,512    62.26%     362,100       7.165           351        710       77.6
Refinance (rate/term) .........      14           5,033,557    13.32      359,540       6.691           350        737       67.5
Refinance (cash-out) ..........      27           9,232,872    24.42      341,958       7.061           351        707       64.4
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                               Occupancy Types(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Occupancy Type                   Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Investment Property ...........      61      $   20,958,961    55.44%     343,590       7.236           351        717       75.5
Secondary Residence ...........      18           8,443,896    22.34      469,105       7.020           352        704       68.0
Owner Occupied ................      27           8,400,084    22.22      311,114       6.737           351        713       72.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Remaining Term                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
to Maturity (Months)             Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
353 ...........................      18      $    4,327,829    11.45%      240,435      7.154           353        718       76.0
352 ...........................      36          15,337,186    40.57       426,033      7.153           352        712       71.0
351 ...........................      35          12,277,563    32.48       350,788      7.116           351        715       74.9
350 ...........................       6           1,386,136     3.67       231,023      6.965           350        706       69.7
349 ...........................       8           2,984,078     7.89       373,010      7.062           349        685       79.1
348 ...........................       1           1,028,426     2.72     1,028,426      5.625           348        784       53.1
344 ...........................       1             342,047     0.90       342,047      6.750           344        677       75.4
341 ...........................       1             119,676     0.32       119,676      5.500           341        598       80.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 was approximately 351 months.

                             Documentation Programs

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
                                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Documentation Program            Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
Reduced .......................      79      $   31,037,278    82.10%     392,877       7.079           351        717       71.9
Full/Alternative ..............      27           6,765,662    17.90      250,580       7.067           351        695       78.1
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                              FICO Credit Scores(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of                           Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
FICO Credit Scores               Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
521 - 540 .....................       1      $      255,528     0.68%     255,528       6.750           349        535       80.0
541 - 560 .....................       1              94,054     0.25       94,054       6.250           353        549       74.7
561 - 580 .....................       1             153,925     0.41      153,925       6.875           352        569       80.0
581 - 600 .....................       4           1,049,192     2.78      262,298       6.980           350        586       80.5
601 - 620 .....................       2             802,438     2.12      401,219       7.100           352        613       76.0
621 - 640 .....................       3           1,003,740     2.66      334,580       6.945           351        632       83.2
641 - 660 .....................       6           1,504,426     3.98      250,738       7.286           352        649       79.6
661 - 680 .....................      14           3,780,166    10.00      270,012       7.003           351        673       77.2
681 - 700 .....................      19           9,358,228    24.76      492,538       7.054           352        694       71.4
701 - 720 .....................      11           3,128,492     8.28      284,408       7.147           351        713       73.1
721 - 740 .....................      12           3,314,252     8.77      276,188       7.200           351        730       76.1
741 - 760 .....................      11           4,809,287    12.72      437,208       7.211           351        752       71.8
761 - 780 .....................      13           5,418,249    14.33      416,788       7.110           352        772       72.0
781 - 800 .....................       7           2,911,438     7.70      415,920       6.748           351        788       61.6
801 - 820 .....................       1             219,527     0.58      219,527       7.500           351        810       80.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 was approximately 713.

                    Prepayment Charge Periods at Origination

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Prepayment Charge Period           Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
(Months)                         Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
0 .............................      96      $   34,083,274    90.16%     355,034       7.100           351        716       72.5
12 ............................       7           2,276,105     6.02      325,158       6.912           352        687       77.8
36 ............................       3           1,443,561     3.82      481,187       6.791           348        684       78.9
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                        Months to Next Adjustment Date(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Months to Next                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                  Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................     106      $   37,802,940   100.00%     356,632       7.077           351        713       73.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans in Loan Group 2 was approximately 1 month.

                                Gross Margins(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Gross                     Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Margins (%)                      Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
2.001 - 3.000 .................       6      $    2,207,648     5.84%     367,941       5.904           349        732       66.0
3.001 - 4.000 .................      55          20,728,461    54.83      376,881       6.899           351        706       71.0
4.001 - 5.000 .................      45          14,866,831    39.33      330,374       7.498           352        720       76.9
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.765% per annum.

                            Maximum Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Maximum                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
9.001 - 10.000 ................     105      $   37,239,660    98.51%     354,663       7.070           351        713       72.8
10.001 - 11.000 ...............       1             563,280     1.49      563,280       7.500           349        687       90.0
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Loan Group 2 was approximately 9.961% per annum.

                        Initial Interest Adjustment Dates

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Initial Interest                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Adjustment Date                  Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
May 1, 2006 ...................       3      $    1,225,885     3.24%     408,628       6.922           351        707       65.6
June 6, 2006 ..................     103          36,577,056    96.76      355,117       7.082           351        713       73.3
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

                          Fixed Mortgage Rate Period(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
Fixed Mortgage                   Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Rate Period                        Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
(months)                         Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
1 .............................      74      $   27,947,409    73.93%     377,668       7.159           351        706       75.3
3 .............................      32           9,855,532    26.07      307,985       6.845           351        732       66.6
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans in Loan Group 2 are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Range of Minimum                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Mortgage Rates (%)               Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
2.001 - 3.000 .................       6      $    2,207,648     5.84%     367,941       5.904           349        732       66.0
3.001 - 4.000 .................      55          20,728,461    54.83      376,881       6.899           351        706       71.0
4.001 - 5.000 .................      45          14,866,831    39.33      330,374       7.498           352        720       76.9
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans in Loan Group 2 was approximately 3.765% per annum.

                        Maximum Negative Amortization(1)

                                                                                                                            Weighted
                                  Number                                                             Weighted               Average
                                    of                         % of       Average      Weighted      Average     Weighted   Original
                                 Mortgage      Aggregate     Mortgage    Principal      Average     Remaining    Average    Loan-to-
                                 Loans in      Principal      Loans       Balance       Current      Term to       FICO      Value
Maximum Negative                   Loan         Balance      in Loan    Outstanding    Mortgage      Maturity     Credit     Ratio
Amortization (%)                 Group 2      Outstanding    Group 2        ($)        Rate (%)      (Months)     Score       (%)
-------------------------------  --------    --------------  --------   -----------    --------     ----------   --------   --------
110 ...........................       2      $      565,564     1.50%     282,782       7.240           351        674       70.3
115 ...........................     104          37,237,377    98.50      358,052       7.074           351        713       73.1
                                    ---      --------------   ------
 Total ........................     106      $   37,802,940   100.00%
                                    ===      ==============   ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                           Servicing of Mortgage Loans

Servicing Compensation and Payment of Expenses

      The "Expense Fee Rate" is the rate at which the expense fee accrues on the principal balance of each Mortgage Loan. The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan.

      The expense fees consist of:

            o the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities (the "Master Servicing Fee") with respect to each mortgage loan, equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by the Master Servicing Fee Rate,

            o fees payable to the trustee in respect of its activity as trustee under the pooling and servicing agreement, and

            o     lender paid mortgage insurance premiums, if any.

      The "Master Servicing Fee Rate" for each Mortgage Loan is 0.375% per annum.

      In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to a portion of the Master Servicing Fee. The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (other than prepayment charges) and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates--Fees and Expenses".

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

      When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except with respect to the month of the cut-off date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the Distribution Date in the same month in which the prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to prepaid Mortgage Loans results. Conversely, principal prepayments by borrowers received by the master servicer from the sixteenth day (or, in the case of the first Distribution Date, from April 1, 2006) through the last day of a calendar month will be distributed in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to the related certificateholders the full amount of interest to which they would be entitled for each related prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date for the Mortgage Loans (the "Compensating Interest").

      If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess.

Certain Modifications and Refinancings

      Countrywide Home Loans will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and mortgagors request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         Description of the Certificates

General

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The Mortgage Pass-Through Certificates, Series 2006-OA6 will consist of the Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3, Class 1A-4A, Class 1A-4B, Class 1A-4C, Class 1A-4D, Class 2-A, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class C and Class P Certificates. Only the classes of certificates described herein as offered certificates are offered by this free writing prospectus (the "offered certificates").

      When describing the certificates in this free writing prospectus, we use the following terms:

         Designation                                    Classes of Certificates
---------------------------      --------------------------------------------------------------------
Group 1 Senior Certificates           Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3, Class 1A-4A,
                                                Class 1A-4B, Class 1A-4C, Class 1A-4D and
                                                        Class A-R Certificates

Group 2 Senior Certificates                             Class 2-A Certificates

 Subordinated Certificates       Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and
                                                        Class M-7 Certificates

    Senior Certificates               Group 1 Senior Certificates and Group 2 Senior Certificates

    LIBOR Certificates                 Group 1 Senior Certificates and Subordinated Certificates

   Offered Certificates                    Senior Certificates and Subordinated Certificates

   Class P Certificates                                  Class P Certificates

         Designation                                    Classes of Certificates
---------------------------      --------------------------------------------------------------------
   Private Certificates                            Class C and Class P Certificates

The certificates are generally referred to as the following types:

                  Class                                                   Type
----------------------------------------        ------------------------------------------------------
Class 1A-1A and Class 1A-2 Certificates:            Senior/Floating Pass-Through Rate/Super Senior

Class 1A-3 Certificates                         Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1A-1B and Class 1A-4A Certificates              Senior/Floating Pass-Through Rate/Support

Class 1A-4B, Class 1A-4C and Class 1A-4D         Senior/Floating Pass-Through Rate/Support/Sequential
  Certificates

Class 2-A Certificates                                    Senior/Variable Pass-Through Rate

Class A-R Certificates                                Senior/Variable Pass-Through Rate/Residual

Class M-1, Class M-2, Class M-3, Class                  Subordinate/Floating Pass-Through Rate
  M-4, Class M-5, Class M-6 and Class M-7
  Certificates

      The Class P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1 and Loan Group 2 and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances described herein. The initial Class Certificate Balances may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

Calculation of Class Certificate Balance

      The "Class Certificate Balance" of any class of offered certificates as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

      o all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

      o     the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related Loan Group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The Pooling and Servicing Agreement - Realization Upon Defaulted Mortgage Loans - Application of Liquidation Proceeds" in the prospectus.

      Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable Loan Group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

      If the overcollateralization amount is zero and there is a Realized Loss on a Mortgage Loan, the Class Certificate Balance of the class of Subordinated Certificates then outstanding with the lowest distribution priority

(beginning with the Class M-7 Certificates) will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all the classes of certificates following all distributions on any Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of the Distribution Date (after giving effect to unscheduled receipts of principal in the Prepayment Period related to that Due
Date).

Book-Entry Certificates; Denominations

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, which will initially be a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities--Book-Entry Registration of Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Determination of LIBOR

      The LIBOR Certificates will bear interest during each Accrual Period thereafter at the applicable rate determined as described under "--Interest" below. "LIBOR" applicable to an Accrual Period for the LIBOR Certificates will be determined on the second business day prior to the commencement of that Accrual Period (a "LIBOR Determination Date"). On each LIBOR Determination Date, the trustee, as calculation agent, will establish LIBOR for the related Accrual Period on the basis of the rate for one-month deposits in U.S. dollars quoted on the Bloomberg Terminal for that LIBOR Determination Date.

      If on any LIBOR Determination Date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the related Accrual Period shall be calculated in accordance with the method described in the prospectus under "Description of the Securities--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--BBA Method."

      If on the initial LIBOR Determination Date, the calculation agent is required but unable to determine LIBOR in the manner provided in this free writing prospectus, LIBOR for the next Accrual Period will be

5.08063%.

Payments on Mortgage Loans; Accounts

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

            o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            o all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

            o     all payments on account of prepayment charges on the Mortgage
                  Loans;

            o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

            o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

            o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

            o     all Substitution Adjustment Amounts; and

            o     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage Loans in the applicable Loan Group:

            o to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

            o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            o to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

            o to reimburse the master servicer for insured expenses from the related insurance proceeds;

            o to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "Servicing Advances"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

            o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

            o to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

            o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            o to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any related Prepayment Charges received and (c) the pro rata portion of the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

            o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

            o the aggregate amount remitted by the master servicer to the trustee; and

            o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "--Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

            o     to pay the Trustee Fee to the trustee;

            o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

            o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

            o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

    Type / Recipient (1)                   Amount               General Purpose                Source (2)                 Frequency
----------------------------   -----------------------------    ---------------     -------------------------------      -----------
Fees

Master Servicing Fee /         One-twelfth of the Stated         Compensation       Amounts on deposit in the                Monthly
Master Servicer                Principal Balance of each                            Certificate Account
                               Mortgage Loan multiplied                             representing payments
                               by the Master Servicing                              of interest and application
                               Fee Rate (3)                                         of liquidation proceeds with
                                                                                    respect to that mortgage loan.

                               o All late payment fees,          Compensation       Payments made by obligors           Time to time
                                 assumption fees and other                          with respect to the Mortgage
                                 similar charges (excluding                         Loans
                                 prepayment charges)

                               o All investment income           Compensation       Investment income related to             Monthly
                                 earned on amounts on deposit                       the Certificate Account and
                                 in the Certificate Account                         the Distribution Account
                                 and Distribution Account

                               o Excess Proceeds (4)             Compensation       Liquidation proceeds and            Time to time
                                                                                    Subsequent Recoveries

Trustee Fee (the "Trustee      One-twelfth of the Trustee        Compensation       Amounts on deposit in the                Monthly
Fee") / Trustee                Fee Rate multiplied by the                           Certificate Account or the
                               aggregate Stated Principal                           Distribution Account
                               Balance of the outstanding
                               Mortgage Loans (5)

Expenses

Insured expenses / Master      Expenses incurred by the          Reimbursement of   To the extent the expenses are      Time to time
Servicer                       master servicer                   Expenses           covered by an insurance policy
                                                                                    with respect to the Mortgage
                                                                                    Loan

Servicing Advances / Master    To the extent of funds            Reimbursement of   With respect to each Mortgage       Time to time
Servicer                       available, the amount of          Expenses           Loan, late recoveries of the
                               any Servicing Advances                               payments of the costs and expenses,
                                                                                    liquidation proceeds, Subsequent
                                                                                    Recoveries, purchase proceeds or
                                                                                    repurchase proceeds for that
                                                                                    Mortgage Loan (6)

Indemnification expenses /     Amounts for which the sellers,    Indemnification    Amounts on deposit on the                Monthly
the sellers, the master        the master servicer and                              Certificate Account
servicer and the depositor     depositor are entitled to
                               indemnification (7)

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans."

(4) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "Trustee Fee Rate" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification.

Distributions

      Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in May 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "Record Date" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates, the Record Date for the first Distribution Date will be the Closing Date and for any Distribution Date thereafter will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

      Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

      On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

      The "Interest Remittance Amount" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) all scheduled interest on the Mortgage Loans in that Loan
            Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

                  (2) all interest on prepayments on the Mortgage Loans in that
            Loan Group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that Loan Group,

                  (4) amounts paid by the master servicer in respect of
            Compensating Interest for that Loan Group, and

                  (5) liquidation proceeds on the Mortgage Loans in that Loan
            Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

            minus

            (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

      The "Principal Remittance Amount" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) the scheduled principal collected or advanced on the
            Mortgage Loans in that Loan Group with respect to the related Due Date,

                  (2) prepayments on the Mortgage Loans in that Loan Group
            collected in the related Prepayment Period,

                  (3) the Stated Principal Balance of each Mortgage Loan in that
            Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

                  (4) any Substitution Adjustment Amounts in respect of Mortgage
            Loans in that Loan Group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

      "Prepayment Interest Excess" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

Interest

      On each Distribution Date, the interest distributable with respect to the offered certificates is the interest which has accrued on the Class Certificate Balances thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period and in the case of the Senior Certificates, any Interest Carry Forward Amount. For each class of Subordinated Certificates, any Interest Carry Forward Amount will be payable only from excess cashflow (if any) as and to the extent described in this free writing prospectus under "-- Overcollateralization Provisions."

      The Pass-Through Rates for the LIBOR Certificates are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Pass-Through Rates for the LIBOR Certificates are subject to increase after the Optional Termination Date. On each Distribution Date, the Pass-Through Rate for each class of LIBOR Certificates will be subject to the applicable Net Rate Cap. If on any Distribution Date, the Pass-Through Rate for a class of LIBOR Certificates is based on the applicable Net Rate Cap, each holder of the applicable certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions".

      Interest Entitlement. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. Interest on the Class 2-A Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months.

      On each Distribution Date, the Interest Funds for such Distribution Date are required to be distributed in the following order of priority, until such Interest Funds have been fully distributed:

            (1) concurrently:

                  (a) from Interest Funds for Loan Group 1, concurrently, to each class of Group 1 Senior Certificates, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date, pro rata, based on the amount of interest each such class is entitled to receive on that Distribution Date; and

                  (b) from Interest Funds for Loan Group 2, to the Class 2-A
            Certificates, the Current Interest and Interest Carry Forward Amount for such Distribution Date; and

            (2) from the remaining Interest Funds from both Loan Groups, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date; and

            (3) from the remaining Interest Funds from all Loan Groups, as part of the Excess Cashflow described under "--Overcollateralization Provisions" below.

      Pass-Through Rates. The classes of certificates will have the respective pass through rates described below (each, a "Pass-Through Rate").

      LIBOR Certificates.

      The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

      (1) One-Month LIBOR for such Accrual Period (calculated as described below under "--Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

      (2) the applicable Net Rate Cap for such class for such Distribution Date.

      The "Pass-Through Margin" for each class of LIBOR Certificates is as follows:

Class of Certificates                                    Pass-Through Margin
---------------------                                  -----------------------
                                                        (1)              (2)
                                                       ------           ------
Class 1A-1A........................................    0.210%           0.420%
Class 1A-1B........................................    0.310%           0.620%
Class 1A-2.........................................    0.210%           0.420%
Class 1A-3.........................................    0.270%           0.540%
Class 1A-4A........................................    0.310%           0.620%
Class 1A-4B........................................    0.160%           0.320%
Class 1A-4C........................................    0.260%           0.520%
Class 1A-4D........................................    0.380%           0.760%
Class M-1..........................................    0.360%           0.540%
Class M-2..........................................    0.380%           0.570%
Class M-3..........................................    0.400%           0.600%
Class M-4..........................................    0.500%           0.750%
Class M-5..........................................    0.600%           0.900%
Class M-6..........................................    1.380%           2.070%
Class M-7..........................................    2.000%           3.000%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

      Class 2-A Certificates

      The Pass-Through Rate for the Class 2-A Certificates for the Accrual Period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2. The Pass-Through Rate for the Class 2-A Certificates for the Accrual Period related to the first Distribution Date is expected to be approximately 6.69023% per annum.

      Class A-R Certificates

      The Pass-Through Rate for the Class A-R Certificates for the Accrual Period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1. The Pass-Through Rate for the Class A-R Certificates for the Accrual Period related to the first Distribution Date is expected to be approximately 3.659722% per annum.

      Class P and Class C Certificates.

      The Class P and Class C Certificates do not have a Pass-Through Rate.

      Definitions Related to Interest Calculations

      The "Accrual Period" for any Distribution Date for (x) each class of LIBOR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date and (y) the Class A-R and Class 2-A Certificates will be the calendar month preceding the month of that Distribution Date.

      "Adjusted Net Mortgage Rate," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan (net of the premium for any lender paid mortgage insurance) as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

      "Available Funds" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Remittance Amount for that Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group and Distribution Date.

      "Current Interest," with respect to each class of offered certificates and each Distribution Date, is (x) the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance, of such class immediately prior to such Distribution Date minus (y) the Net Deferred Interest, if any, allocated to that class for such Distribution Date.

      "Interest Carry Forward Amount," with respect to each class of offered certificates and each Distribution Date, is the excess of:

            (a) Current Interest for such class with respect to prior Distribution Dates, over

            (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

      The "Interest Funds" for any Distribution Date and Loan Group are equal to

      o the Interest Remittance Amount for that Loan Group and Distribution Date, plus

      o the Deferred Interest that accrued on the Mortgage Loans in that Loan Group for the related Due Period up to the Principal Prepayment Amount for that Loan Group for the related Prepayment Period, minus

      o     the related portion of the Trustee Fee for such Distribution Date.

      The "Net Rate Cap" for each Distribution Date and the following classes of LIBOR Certificates is:

      o     with respect to the Group 1 Senior Certificates, the product of:

            (a) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 1 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due
                  Date), and

            (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period, and

      o     with respect to the Subordinated Certificates, the product of:

            (a)   the sum of the following for each Loan Group: the product of:

                  (1) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in that Loan Group; and

                  (2)   a fraction:

                        (a) the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date; and

                        (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), less the aggregate Class Certificate Balance of the Senior Certificates immediately prior to that Distribution Date; and

            (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

      The "Net Rate Carryover" for each class of LIBOR Certificates on any Distribution Date is equal to the sum of:

      (a) the excess of:

            (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

            (ii) the amount of interest such class accrued on such Distribution Date based on the related Net Rate Cap, and

      (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

      The "Subordinated Portion" for any Distribution Date and Loan Group will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the related Senior Certificates immediately prior to such Distribution Date.

      "Weighted Average Adjusted Net Mortgage Rate," for any Distribution Date and Loan Group is the weighted average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

Allocation of Net Deferred Interest

      On each Distribution Date, Net Deferred Interest will be allocated among the Offered Certificates in an amount equal to the excess, if any, for each such class of

      o the amount of interest that accrued on such class of certificates at its respective Pass-Through Rate during the Accrual Period related to that Distribution Date, over

      o the amount of current interest that would have accrued had the Pass-Through Rate for that class of certificates equaled the related Adjusted Cap Rate for that Distribution Date.

      Any Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of that class of certificates. However, the amount of Net Deferred Interest allocated to any class of certificates on a Distribution Date will not exceed the amount of Current Interest for such class for such Distribution Date.

      The "Adjusted Cap Rate" for any Distribution Date and the Group 1 Senior Certificates will equal the excess of

      o     the related Net Rate Cap for that Distribution Date, over

      o     a fraction, expressed as a percentage,

            o (1) the numerator of which is equal to the product of (a) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period, and (b) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 1 for that Distribution Date, and
                  (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 at the end of the Prepayment Period related to the immediately preceding Distribution Date.

      The "Adjusted Cap Rate" for any Distribution Date and the Class 2-A Certificates will equal the excess of

      o     the related Pass-Through Rate for that Distribution Date, over

      o     a fraction, expressed as a percentage,

            o (1) the numerator of which is equal to the product of (a) 12, and (b) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 2 for that Distribution Date, and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 at the end of the Prepayment Period related to the immediately preceding Distribution Date.

      The "Adjusted Cap Rate" for any Distribution Date and a class of Subordinated Certificates will equal the weighted average of the Adjusted Cap Rates of the Group 1 Senior Certificates and the Class 2-A Certificates for such Distribution Date, weighted on the basis of the Subordinated Portion with respect to each related Loan Group. For the purposes of this calculation, the Adjusted Cap Rate for the Class 2-A Certificates will be adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days that elapsed in the related Accrual Period.

      With respect to each Mortgage Loan and each related Due Period, "Deferred Interest" will be the excess, if any, of:

            o the amount of interest accrued on such Mortgage Loan from the Due Date in the preceding Due Period to the Due Date in the related Due Period, over

            o     the monthly payment due for such Due Period.

      Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

      With respect to each Loan Group and each Distribution Date, the "Net Deferred Interest" is equal to the excess, if any, of:

            o the Deferred Interest that accrued on the Mortgage Loans in that Loan Group as described above, over

            o the Principal Prepayment Amount for those Mortgage Loans received during the related Prepayment Period.

      For any Distribution Date and Loan Group, the "Principal Prepayment Amount" is equal to the sum of:

            o all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and

            o any Subsequent Recoveries on the Mortgage Loans in that Loan Group received during the related Due Period.

Principal

      Distributions of Principal. On each Distribution Date, the Principal Distribution Amount for such Distribution Date with respect to each Loan Group is required to be distributed as follows (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

      (1) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect:

            (A) concurrently:

                  (i) from the Principal Distribution Amount for Loan Group 1, sequentially:

                        (a) to the Class A-R Certificates, until its Class
                  Certificate Balance is reduced to zero; and

                        (b) concurrently and on a pro rata basis based on (1)
                  the aggregate Class Certificate Balances of the Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3 and Class 1A-4A Certificates and (2) the aggregate Class Certificate Balance of the Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates:

                              (1) concurrently, to the Class 1A-1A, Class 1A-1B,
                        Class 1A-2, Class 1A-3 and Class 1A-4A Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                              (2) sequentially, to the Class 1A-4B, Class 1A-4C
                        and Class 1A-4D Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero; and

                        (c) to the Class 2-A Certificates (after the
                  distribution of the Principal Distribution Amount from Loan Group 2 as provided in clause (1)(A)(ii)(a) below) until its Class Certificate Balance is reduced to zero; and

                  (ii) from the Principal Distribution Amount for Loan Group 2, sequentially:

                        (a) to the Class 2-A Certificates, until its Class
                  Certificate Balance is reduced to zero; and

                        (b) concurrently, to the Group 1 Senior Certificates
                  (after the distribution of the Principal Distribution Amount from Loan Group 1 as provided in clauses (1)(A)(i)(a) and (b) above), in the manner and order of priority specified in clause (1)(A)(i)(b) above, until their respective Class Certificate Balances are reduced to zero; and

            (B) from the remaining Principal Distribution Amounts for both Loan Groups, in the following order of priority:

                  (i) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) any remainder as part of the Excess Cashflow to be
            allocated as described under "--Overcollateralization Provisions" below.

      (2) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, sequentially:

            (A) concurrently:

                  (i) from the Principal Distribution Amount for Loan Group 1, in an amount up to the Group 1 Principal Distribution Amount, sequentially:

                        (a) to the Class A-R Certificates, until its Class
                  Certificate Balance is reduced to zero; and

                        (b) concurrently and on a pro rata basis based on (1)
                  the aggregate Class Certificate Balances of the Class 1A-1A, Class 1A-1B, Class 1A-2, Class 1A-3 and Class 1A-4A Certificates and (2) the aggregate Class Certificate Balance of the Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates:

                              (1) concurrently, to the Class 1A-1A, Class 1A-1B,
                        Class 1A-2, Class 1A-3 and Class 1A-4A Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

                              (2) sequentially, to the Class 1A-4B, Class 1A-4C
                        and Class 1A-4D Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

                        (c) to the Class 2-A Certificates (after the
                  distribution of the Principal Distribution Amount from Loan Group 2 as provided in clause (2)(A)(ii)(a) below) until its Class Certificate Balance is reduced to zero;

                  (ii) from the Principal Distribution Amount for Loan Group 2, in an amount up to the Group 2 Principal Distribution Amount, sequentially:

                        (a) to the Class 2-A Certificates, until its Class
                  Certificate Balance is reduced to zero; and

                        (b) concurrently, to the Group 1 Senior Certificates
                  (after the distribution of the Principal Distribution Amount from Loan Group 1 as provided in clauses (2)(A)(i)(a) and (b) above), in the manner and order of priority specified in clause (2)(A)(i)(b) above, until their respective Class Certificate Balances are reduced to zero; and

            (B) from the remaining Principal Distribution Amounts for both Loan Groups, in the following order of priority:

                  (i) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Subordinated Class Principal Distribution Target Amount for each such class, in each case until its Class Certificate Balance is reduced to zero; and

                  (ii) any remainder as part of the Excess Cashflow to be
            allocated as described under "--Overcollateralization Provisions" below.

      Definitions Related to Principal Distributions.

      A "Cumulative Loss Trigger Event" with respect to a Distribution Date on or after the Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the Cut-off Date Pool Principal Balance, as set forth below:

Distribution Date                                  Percentage
-----------------                                  ----------
May 2008 - April 2009..........................    0.20% with respect to May 2008, plus an additional 1/12th of
                                                     0.25% for each month thereafter through April 2009

May 2009 - April 2010..........................    0.45% with respect to May 2009, plus an additional 1/12th of
                                                     0.35% for each month thereafter through April 2010

May 2010 - April 2011..........................    0.80% with respect to May 2010, plus an additional 1/12th of
                                                     0.35% for each month thereafter through April 2011

May 2011 - April 2012..........................    1.15% with respect to May 2011, plus an additional 1/12th of
                                                     0.40% for each month thereafter through April 2012

May 2012 - April 2013..........................    1.55% with respect to May 2012, plus an additional 1/12th of
                                                     0.15% for each month thereafter through April 2013

May 2013 and thereafter........................    1.70%

      A "Delinquency Trigger Event" with respect to any Distribution Date on or after the Stepdown Date exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (x) the Senior Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Certificates:

                  Class                 Percentage (1)    Percentage (2)
       --------------------------       --------------    --------------
       Group 1 and Group 2
       Senior Certificates.......           26.00%            32.50%
       M-1.......................           40.00%            50.00%
       M-2.......................           52.25%            65.25%
       M-3.......................           60.75%            76.00%
       M-4.......................           92.50%            115.50%
       M-5.......................          126.50%            158.00%
       M-6.......................          171.75%            215.50%
       M-7.......................          282.75%            353.50%

      ----------
      (1) For any Distribution Date occurring on or after the Distribution Date occurring in May 2009 and prior to the Distribution Date occurring in May 2012.

      (2) For any Distribution Date occurring on or after the Distribution Date occurring in May 2012.

      "Excess Overcollateralization Amount" for any Distribution Date, is the excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.

      "Extra Principal Distribution Amount" with respect to any Distribution Date and Loan Group is the product of (a) the lesser of (1) the Overcollateralization Deficiency Amount and (2) the Excess Cashflow available for payment thereof in the priority set forth in this free writing prospectus and (b) a fraction, the numerator of which is the Principal Remittance Amount for such Loan Group and the denominator of which is the sum of the Principal Remittance Amounts for both Loan Groups.

      "Group 1 Overcollateralization Reduction Amount" for any Distribution Date is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for such Distribution Date.

      "Group 1 Principal Distribution Amount" for any Distribution Date, will equal the product of (x) the Senior Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Group 1 Principal Distribution Target Amount and the denominator of which is the sum of the Group 1 Principal Distribution Target Amount and the Group 2 Principal Distribution Target Amount.

      "Group 1 Principal Distribution Target Amount" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) approximately 76.876% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in May 2012 or (y) approximately 81.501% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012 and
(ii) of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and
(B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the cut-off date.

      "Group 2 Overcollateralization Reduction Amount" for any Distribution Date is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2 for such Distribution Date.

      "Group 2 Principal Distribution Amount" for any Distribution Date, will equal the product of (x) the Senior Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Group 2 Principal

Distribution Target Amount and the denominator of which is the sum of the Group 1 Principal Distribution Target Amount and the Group 2 Principal Distribution Target Amount.

      "Group 2 Principal Distribution Target Amount" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Class 2-A Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) approximately 76.876% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in May 2012 or (y) approximately 81.501% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012 and
(ii) of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and
(B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the cut-off date.

      The "Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage" for any class of Subordinated Certificates will approximately equal the respective percentages indicated in the following table:

                               Initial Target  Stepdown Target   Stepdown Target
                               Subordination    Subordination     Subordination
                                 Percentage     Percentage (1)    Percentage (2)
                               --------------  ---------------   ---------------
Class M-1...................       6.000%          14.999%           11.999%
Class M-2...................       4.600%          11.499%           9.199%
Class M-3...................       3.950%          9.874%            7.900%
Class M-4...................       2.600%          6.500%            5.200%
Class M-5...................       1.900%          4.750%            3.800%
Class M-6...................       1.400%          3.500%            2.800%
Class M-7...................       0.850%          2.125%            1.700%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in May 2009 and prior to the Distribution Date occurring in May 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in May 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinated Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinated Certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Subordinated Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the cut-off date.

      "OC Floor" means an amount equal to 0.50% of the Cut-off Date Pool Principal Balance.

      "Overcollateralization Deficiency Amount," with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for each Loan Group on such Distribution Date).

      "Overcollateralization Reduction Amount" for any Distribution Date is an amount equal to the lesser of (i) the Excess Overcollateralization Amount for the Distribution Date and (ii) the Principal Remittance Amount for Loan Group 1 and Loan Group 2 for the Distribution Date.

      "Overcollateralization Target Amount" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.85% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in May 2012, an amount equal to 2.125% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012, an amount equal to 1.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "Overcollateralized Amount" for any Distribution Date is the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the offered certificates (after giving effect to distributions of the Principal Remittance Amount for each Loan Group to be made on such Distribution Date).

      The "Pool Principal Balance" equals the aggregate Stated Principal Balance of the Mortgage Loans.

      "Prepayment Period" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from April 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

      "Principal Distribution Amount" with respect to each Distribution Date and Loan Group is the sum of:

            (1) the Principal Remittance Amount for such Loan Group and Distribution Date, less an amount equal to the Deferred Interest that accrued on the Mortgage Loans in that Loan Group for the related Due Period up to the Principal Prepayment Amount for that Loan Group for the related Prepayment Period, and

            (2) the Extra Principal Distribution Amount for such Loan Group and Distribution Date.

            minus

            (3) (a) the Group 1 Overcollateralization Reduction Amount for the Distribution Date, in the case of Loan Group 1 and (b) the Group 2 Overcollateralization Reduction Amount for the Distribution Date, in the case of Loan Group 2.

      A "Realized Loss" with respect to a Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

      The "Rolling Sixty-Day Delinquency Rate," with respect to any Distribution Date on or after the Stepdown Date, is the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

      The "Senior Enhancement Percentage" with respect to a Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1) the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans for the preceding Distribution Date over

                  (b) (i) before the Class Certificate Balances of the Senior
            Certificates have been reduced to zero, the sum of the Class Certificate Balances of the Senior Certificates, or (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

      "Senior Principal Distribution Target Amount" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) approximately 76.876% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in May 2012 or (y) approximately 81.501% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012 and
(ii) of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

      The "Sixty-Day Delinquency Rate," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period).

      "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, and (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period. The Stated Principal Balance of a Liquidated Mortgage Loan is zero.

      "Stepdown Date" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in May 2009 and
      (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due
      Date) over the aggregate Class Certificate Balance of the Senior Certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) approximately 76.876% on any Distribution Date prior to the Distribution Date in May 2012 and (b) approximately 81.501% on any Distribution Date on or after the Distribution Date in May 2012.

      "Subordinated Class Principal Distribution Target Amount" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

      (1) the sum of: (a) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Target Amount for such Distribution Date), (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account distribution of the Subordinated Class Principal Distribution Target Amount(s) for such more senior class(es) of certificates for such Distribution Date), and
(c) the Class Certificate Balance of the subject class of Subordinated Certificates immediately prior to such Distribution Date over

      (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in the Mortgage Pool for such Distribution Date minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

      "Subsequent Recoveries" are unexpected recoveries received after the determination by the Master Servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the Master Servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

      A "Trigger Event" with respect to a Distribution Date on or after the Stepdown Date consists of either a Delinquency Trigger Event with respect to that Distribution Date or a Cumulative Loss Trigger Event with respect to that Distribution Date.

      "Unpaid Realized Loss Amount" means for any class of LIBOR Certificates,
(x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

Residual Certificates

      The Class A-R Certificates will receive a distribution of $100 of principal and accrued interest at its Pass-Through Rate on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

Overcollateralization Provisions

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the certificates and the fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

      The "Excess Cashflow" with respect to any Distribution Date is the sum of
(i) the amount of Interest Funds remaining after the distribution of interest to the holders of the certificates for such Distribution Date, (ii) the amount remaining after the distribution of the Principal Distribution Amounts to the holders of the certificates for such Distribution Date and (iii) the Overcollateralization Reduction Amount for that Distribution Date, if any.

      With respect to any Distribution Date, any Excess Cashflow will be paid to the classes of certificates in the following order of priority, in each case to the extent of the remaining Excess Cashflow:

            1. to the classes of certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount, payable to such classes of certificates as part of the Principal Distribution Amount as described under "--Principal" above;

            2. concurrently, to the classes of Senior Certificates, pro rata based on the Unpaid Realized Loss Amounts for such classes, in each case in an amount equal to the Unpaid Realized Loss Amount for such class; provided, however, that any amounts allocable to

            o the Class 1A-1B Certificates will be allocated first to the Class 1A-1A Certificates up to the Unpaid Realized Loss Amount for such class and then to the Class 1A-1B Certificates,

            o the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates will be allocated first to the Class 1A-2 Certificates up to the Unpaid Realized Loss Amount for such class, second to the Class 1A-3 Certificates up to the Unpaid Realized Loss Amount for such class and then concurrently to the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates on a pro rata basis based on their Class Certificate Balances, and

            o the Class 1A-3 Certificates will be allocated first to the Class 1A-2 Certificates up to the Unpaid Realized Loss Amount for such class and then to the Class 1A-3 Certificates;

            3. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

            4. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Unpaid Realized Loss Amount for each such class;

            5. concurrently, to the classes of LIBOR Certificates, pro rata based on their respective Class Certificate Balances to the extent needed to pay any unpaid Net Rate Carryover for each such class; and then any Excess Cashflow remaining after such allocation to pay Net Rate Carryover based on Class Certificate Balances of the certificates will be distributed to each class of LIBOR Certificates with respect to which there remains any unpaid Net Rate Carryover, pro rata, based on the amount of such unpaid Net Rate Carryover; and

            6. to fund distributions to the holders of the Class C and Class A-R Certificates in each case in the amounts specified in the pooling and servicing agreement.

Applied Realized Loss Amounts

      After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related Senior Certificates.


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

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the related classes of Senior Certificates, pro rata, until their respective class certificate balances are reduced to zero; provided, however, that any realized losses otherwise allocable to

      o the Class 1A-1A Certificates will be allocated to the Class 1A-1B Certificates, until its class certificate balance is reduced to zero

      o the Class 1A-2 and Class 1A-3 Certificates will be allocated concurrently to the Class 1A-4A, Class 1A-4B, Class 1A-4C and Class 1A-4D Certificates on a pro rata basis based on their class certificate balances until their respective class certificate balances are reduced to zero, and thereafter, any realized losses otherwise allocated to the Class 1A-2 Certificates will be allocated to the Class 1A-3 Certificates, until its class certificate balance is reduced to zero.

      Any such reduction described in the foregoing paragraph is an "Applied Realized Loss Amount."

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the reduced Class Certificate Balance unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.


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